UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-03734

EuroPacific Growth Fund
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Vincent P. Corti
EuroPacific Growth Fund
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

EuroPacific Growth Fund®

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Special feature

Different routes to growth: in pursuit of global investment opportunities

▶ See page 6

Annual report for the year ended March 31, 2012

EuroPacific Growth Fund seeks long-term growth of capital by investing primarily in the securities of companies based in Europe and the Pacific Basin. More than half of the world’s investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

This fund is one of the American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. See americanfunds.com for more information.

Results for other share classes can be found on page 34.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

EuroPacific Growth Fund’s fiscal year, ended March 31, 2012, was a period marked by rapidly shifting economic prospects and dramatic changes in market sentiment. Against this volatile backdrop, the fund reported a total return of –6.25% with dividends reinvested. While we are disappointed by this result, it surpassed the –6.75% 12-month return of the unmanaged MSCI All Country World ex USA Index, an index that reflects the returns of more than 40 developed- and developing-country stock markets.

The fund’s return during the period slightly lagged the –6.13% return of the Lipper International Funds Average, a peer group measure. The fund’s focus is, however, on longer term investment results. As shown in the table below, it has a proven track record of consistently generating positive returns that are superior to many of its peers. The fund’s average annual total return over the past five years also led that of the MSCI All Country World ex USA Index — this index became the fund’s primary benchmark in the fiscal year ended March 31, 2007, replacing the less geographically diverse MSCI EAFE (Europe, Australasia, Far East) Index.

[Begin Sidebar]
Results at a glance
For periods ended March 31, 2012, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 4/16/84)
EuroPacific Growth Fund (Class A shares) –6.25%	0.29%	7.63% 11.48%

MSCI All Country World ex USA Index1,2	–6.75	–1.11	7.73	—

Lipper International Funds Average	–6.13	–2.67	5.78	9.11

MSCI EAFE (Europe, Australasia,
Far East) Index1,3	–5.31	–3.04	6.16	9.05

1 The indexes are unmanaged and, therefore, have no expenses.
2 The index did not exist prior to December 31, 1987.
3 This was the fund’s primary benchmark until the fiscal year ended March 31, 2007.
[End Sidebar]

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[Begin Sidebar]
In this report

Special feature

6	Different routes to growth: in pursuit of global investment opportunities

Including companies based in Europe, Asia and elsewhere, EuroPacific Growth Fund’s portfolio is well-diversified with investments drawn from a wide range of industries.

Contents

1	Letter to investors

4	The value of a long-term perspective

12	Summary investment
portfolio

17	Financial statements

35	Board of trustees and
other officers
[End Sidebar]

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[Begin Sidebar]
Where the fund’s assets are invested
(percent invested by country)

EuroPacific Growth Fund invests primarily in the stocks of companies based in Europe and the Pacific Basin.1

			MSCI
			All Country
	EuroPacific		World ex USA
	Growth Fund		Index2
	(3/31/12)	(3/31/11)	(3/31/12)
Europe
Euro zone3	22.6%	25.4%	19.2%
United Kingdom	10.7	9.7	15.2
Switzerland	7.3	6.7	5.8
Denmark	3.5	3.2	.8
Sweden	2.3	2.1	2.2
Russia	1.7	1.1	1.6
Norway	.2	.6	.7
Other Europe	.3	.4	.8
	48.6	49.2	46.3

Pacific Basin
Japan	9.6	11.0	14.7
China	5.8	5.3	4.1
South Korea	5.0	3.9	3.6
Canada	3.8	3.8	8.1
Hong Kong	2.6	2.3	1.9
Taiwan	2.5	2.6	2.7
Mexico	2.2	3.1	1.1
Australia	1.8	1.7	5.7
Indonesia	.6	.8	.7
Other Pacific Basin	1.6	1.2	2.8
	35.5	35.7	45.4

Other
India	4.8	4.2	1.5
South Africa	1.8	1.7	1.8
Brazil	1.2	1.7	3.6
Israel	1.1	.7	.4
Other countries	—	.1	1.0
	8.9	8.4	8.3

Short-term securities &
other assets less
liabilities	7.0	6.7	—

Total	100.0%	100.0%	100.0%

1 A country is considered part of the Pacific Basin if any of its borders touches the Pacific Ocean.
2 Weighted by market capitalization.
3 Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

[End Sidebar]

Volatile markets, economic challenges

During the past fiscal year, there were periods lasting just days or weeks when some stock markets experienced declines and ascents of magnitudes that are more typically witnessed over several months, or even years. For example, in the week preceding the downgrade of the U.S. sovereign credit rating by rating agency Standard & Poor’s in August 2011, many markets posted double-digit declines. Then, over the next few months, markets swooned repeatedly when the European banking system seemed to be at risk of collapse due to banks’ exposure to euro zone government debt and a lack of access to funding.

Over the 12-month period, the debt crisis was the major source of global economic instability. European authorities’ decisive steps toward resolving the debt crisis in late 2011 — including a new fiscal treaty, a comprehensive bailout fund for indebted nations, a second bailout package for Greece and the provision of large-scale funding to banks by the European Central Bank (ECB) — buoyed markets. Improving investor sentiment was further lifted in February following the ECB’s second round of funding — when it extended about €530 billion worth of loans to banks. The MSCI Europe Index advanced 10.81% during the final three months of the fiscal year.

Japanese stocks also got a recent lift in the wake of central bank actions. In February 2012, the Bank of Japan unexpectedly announced that it would spend an extra ¥10 trillion on government bond purchases, and also set a near-term inflation goal of 1%. These measures helped drive the yen lower versus the U.S. dollar, which particularly benefitted Japanese companies with export-driven businesses.

Globally, the positive market sentiment moderated in March, however. There was increased concern about whether some euro zone countries could meet tough fiscal targets and implement necessary reforms as their economies struggled. Meanwhile, March data showed that China and India’s economies experienced weaker growth than many economists had anticipated. The policy stories behind moderating growth in these key developing economies are quite different. In China, regulators have sought to use policy to curb rising property prices, while the focus of India’s central bank has been to keep a lid on inflation.

Inside the portfolio

In the feature “Different routes to growth: in pursuit of global investment opportunities,” beginning on page 6, we take a closer look at some of the companies in which the fund invests. As we discuss there, whatever their size or industry, and whether they are based in Europe, Asia or elsewhere, the fund’s investments typically have one thing in common — they are financially strong companies with compelling long-term growth stories. Researching companies and thinking ahead, years into the future, our focus is on actively managing a well-diversified portfolio of investments that we believe are likely to thrive over time. This diversification and the portfolio counselors’ long-term perspective is well-reflected among the main contributors to (and detractors from) the fund’s 12-month result. Consider the fund’s seventh-largest holding, Softbank, for example. The Japanese telecommunications company endured a challenging 12 months, during which its stock price declined significantly (–25.9%). Yet, because of our positive long-term view of this company, we added to our holdings. Softbank has made key investments in the Chinese e-commerce industry. Our analysis indicates that these unique ventures are growing so rapidly that, in their own right, their worth alone could one day be higher than Softbank’s market capitalization. In addition, its core Japanese telecommunications business continues to grow and generate cash flow.

Broadly, the fund’s lower exposure (relative to the benchmark index) to stocks in the materials sector was a notable positive over the period. This positioning reflects the portfolio counselors’ caution regarding moderating growth among some developing-country economies. Another significant overall contributor to the fund’s 12-month return was its investments in information technology companies. The stock price of the fund’s second-largest investment as of March 31, 2012, Samsung Electronics, rose 32.3%. Since the fund started investing in this company in May 1997, the company has grown significantly (see feature). Meanwhile, the stock price of Netherlands-based ASML — a market leader in semiconductor lithography, the technology used by many companies, including Samsung, to manufacture chips — was up 13.4% over the fiscal year. We reduced our holdings in HTC, a competing technology company, whose stock price declined 45.7%. The fund’s investments in health care companies — including its largest holding, Novo Nordisk, whose stock price was up 10.2% — were another significant positive. Danish pharmaceutical firm Novo Nordisk’s growth story is also discussed in the feature. The fund started investing in this company in July 2000. The fund’s investments in telecommunications and financials (its largest sector exposure as of March 31, 2012) hurt overall returns most.

Looking ahead

Despite a difficult past fiscal year, continuing growth among many developing-country economies and the ongoing healing of the U.S. economy offer hope for a healthier investment environment. Moderating growth in China and India, and Europe’s structural economic problems will not be ignored. The portfolio counselors remain cognizant of the possibility that problems in the euro zone could prompt further severe stock market stress, and are guarded about the near-term economic outlook. That said, they believe that these risks are largely well-understood. Market volatility, while uncomfortable, has often provided us with attractively priced opportunities to invest in well-run companies with the financial strength to overcome near-term challenges.

We thank you for your confidence in our long-term approach to investing, and we look forward to reporting to you again in six months.

Sincerely,

/s/ Gina H. Despres

Gina H. Despres
Chairman of the Board

/s/ Carl Kawaja

Carl Kawaja
President

May 9, 2012

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
We are deeply saddened by the loss of Jon B. Lovelace Jr., chairman emeritus and former portfolio counselor of Capital Research and Management Company, and former chairman of The Capital Group Companies.

Nearly every aspect of the Capital Group bears some stamp of Jon’s leadership and service from 1951 until 2005. He was one of the principal architects of our Multiple Portfolio Counselor System, an early proponent of international investing, the founder of New Perspective Fund and Capital Income Builder and a standard-bearer of the Capital Group’s mission to serve investors.

Though he never sought the spotlight, his accomplishments in life, work and philanthropy will long be remembered.
[End Sidebar]

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, EuroPacific Growth Fund has done demonstrably better than its relevant benchmark.

Average annual total returns based on a $1,000 investment
(for periods ended March 31, 2012)*

	1 year	5 years	10 years
Class A shares	–11.64%	–0.89%	7.00%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.84% for Class A shares as of the prospectus dated June 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. See americanfunds.com for more information.

[begin mountain chart]
FOR YEAR ENDED 3/31	EuroPacific Growth Fund, with dividends reinvested4			MSCI All Country World ex USA Index, with dividends reinvested5,6			Consumer Price Index (inflation)7

	Initial Investment	4/16/1984	$9,425			$10,000			$10,000
1985	Low	7/23/1984	8,696	Low	7/23/1984	8,155	Low	04/30/84	$10,000
	Hi	3/28/1985	9,955	Hi	3/31/1985	10,348	Hi	03/31/85	10,320
	Close	3/31/1985	9,941	Close	3/31/1985	10,348	Close	03/31/85	10,320

1986	Low	4/8/1985	9,775	Low	4/9/1985	10,115	Low	04/30/85	10,369
	Hi	3/21/1986	15,364	Hi	3/31/1986	19,228	Hi	01/31/86	10,630
	Close	3/31/1986	15,357	Close	3/31/1986	19,228	Close	03/31/86	10,553

1987	Low	7/22/1986	15,634	Low	4/7/1986	18,448	Low	04/30/86	10,533
	Hi	3/27/1987	19,887	Hi	3/27/1987	31,405	Hi	03/31/87	10,873
	Close	3/31/1987	19,813	Close	3/31/1987	31,010	Close	03/31/87	10,873

1988	Hi	10/8/1987	24,499	Hi	10/14/1987	36,201	Low	04/30/87	10,931
	Low	12/11/1987	17,992	Low	11/11/1987	28,389	Hi	03/31/88	11,300
	Close	3/31/1988	21,422	Close	3/31/1988	36,179	Close	03/31/88	11,300

1989	Low	9/1/1988	21,189	Low	8/31/1988	33,481	Low	04/30/88	11,358
	Hi	2/9/1989	24,835	Hi	2/28/1989	41,150	Hi	03/31/89	11,862
	Close	3/31/1989	24,569	Close	3/31/1989	40,446	Close	03/31/89	11,862

1990	Low	6/13/1989	24,282	Hi	12/31/1989	45,003	Low	04/30/89	11,940
	Hi	12/6/1989	28,391	Low	3/31/1990	36,338	Hi	03/31/90	12,483
	Close	3/31/1990	28,742	Close	3/31/1990	36,338	Close	03/31/90	12,483

1991	Hi	7/18/1990	33,103	Hi	7/31/1990	40,323	Low	04/30/90	12,502
	Low	1/16/1991	27,795	Low	9/30/1990	31,618	Hi	03/31/91	13,094
	Close	3/31/1991	31,359	Close	3/31/1991	37,523	Close	03/31/91	13,094

1992	Low	8/19/1991	30,061	Hi	12/31/1991	39,623	Low	04/30/91	13,113
	Hi	2/28/1992	36,033	Low	3/31/1992	35,581	Hi	03/31/92	13,511
	Close	3/31/1992	35,033	Close	3/31/1992	35,581	Close	03/31/92	13,511

1993	Hi	6/2/1992	37,465	Low	10/31/1992	34,792	Low	04/30/92	13,531
	Low	11/17/1992	33,764	Hi	3/31/1993	39,345	Hi	03/31/93	13,928
	Close	3/31/1993	37,728	Close	3/31/1993	39,345	Close	03/31/93	13,928

1994	Low	4/2/1993	37,813	Low	4/30/1993	42,820	Low	04/30/93	13,967
	Hi	2/2/1994	50,611	Hi	1/31/1994	51,503	Hi	03/31/94	14,277
	Close	3/31/1994	47,638	Close	3/31/1994	48,772	Close	03/31/94	14,277

1995	Hi	9/2/1994	51,011	Hi	10/31/1994	53,443	Low	04/30/94	14,297
	Low	1/31/1995	46,642	Low	2/16/1995	48,179	Hi	03/31/95	14,685
	Close	3/31/1995	47,974	Close	3/31/1995	50,901	Close	03/31/95	14,685

1996	Low	4/3/1995	47,928	Low	6/30/1995	51,925	Low	04/30/95	14,733
	Hi	3/25/1996	57,612	Hi	3/31/1996	57,610	Hi	03/31/96	15,102
	Close	3/31/1996	57,494	Close	3/31/1996	57,610	Close	03/31/96	15,102

1997	Low	7/24/1996	57,229	Low	7/31/1996	56,809	Low	04/30/96	15,160
	Hi	3/11/1997	67,625	Hi	11/30/1996	60,212	Hi	03/31/97	15,519
	Close	3/31/1997	66,627	Close	3/31/1997	59,368	Close	03/31/97	15,519

1998	Hi	10/3/1997	77,523	Low	4/30/1997	59,868	Low	05/31/97	15,529
	Low	1/12/1998	67,131	Hi	3/31/1998	69,026	Hi	03/31/98	15,732
	Close	3/31/1998	80,601	Close	3/31/1998	69,026	Close	03/31/98	15,732

1999	Hi	4/15/1998	83,900	Low	9/30/1998	57,722	Low	04/30/98	15,761
	Low	10/5/1998	65,404	Hi	3/31/1999	71,159	Hi	03/31/99	16,004
	Close	3/31/1999	87,198	Close	3/31/1999	71,159	Close	03/31/99	16,004

2000	Low	4/1/1999	87,833	Low	5/31/1999	71,208	Low	06/30/99	16,120
	Hi	3/29/2000	137,516	Hi	3/31/2000	91,706	Hi	03/31/00	16,605
	Close	3/31/2000	134,560	Close	3/31/2000	91,706	Close	03/31/00	16,605

2001	Hi	4/10/2000	134,710	Hi	6/30/2000	87,965	Low	04/30/00	16,615
	Low	3/22/2001	94,189	Low	3/22/2001	64,313	Hi	03/31/01	17,090
	Close	3/31/2001	96,853	Close	3/31/2001	67,112	Close	03/31/01	17,090

2002	Hi	5/21/2001	104,778	Hi	5/2/2001	72,556	Low	12/31/01	17,139
	Low	9/21/2001	79,958	Low	9/21/2001	52,947	Hi	03/31/02	17,342
	Close	3/31/2002	94,302	Close	3/31/2002	63,226	Close	03/31/02	17,342

2003	Hi	5/17/2002	96,306	Hi	5/17/2002	65,397	Low	04/30/02	17,439
	Low	3/12/2003	69,809	Low	3/12/2003	46,776	Hi	03/31/03	17,866
	Close	3/31/2003	72,463	Close	3/31/2003	49,204	Close	03/31/03	17,866

2004	Low	4/1/2003	73,091	Low	4/1/2003	49,620	Low	05/31/03	17,798
	High	3/1/2004	114,695	High	2/17/2004	79,825	Hi	03/31/04	18,177
	Close	3/31/2004	113,848	Close	3/31/2004	78,684	Close	03/31/04	18,177

2005	Low	5/17/2004	103,225	Low	5/17/2004	71,764	Low	04/30/04	18,235
	High	3/4/2005	132,976	High	3/8/2005	95,174	Hi	03/31/05	18,749
	Close	3/31/2005	127,604	Close	3/31/2005	91,389	Close	03/31/05	18,749

2006	Low	4/28/2005	123,628	Low	5/17/2005	88,203	Low	05/31/05	18,855
	High	3/30/2006	166,244	High	3/30/2006	117,805	Hi	03/31/06	19,379
	Close	3/31/2006	166,207	Close	3/31/2006	117,092	Close	03/31/06	19,379

2007	Low	6/13/2006	150,639	Low	6/13/2006	107,730	Low	04/30/06	19,544
	High	12/20/2006	186,512	High	2/26/2007	142,457	Hi	03/31/07	19,918
	Close	3/31/2007	193,850	Close	3/31/2007	140,848	Close	03/31/07	19,918

2008	High	10/31/2007	234,626	High	10/31/2007	168,788	Low	04/30/07	20,047
	Low	3/19/2008	197,139	Low	1/23/2008	135,249	Hi	03/31/08	20,711
	Close	3/31/2008	206,256	Close	3/31/2008	144,476	Close	03/31/08	20,711

2009	High	5/19/2008	222,332	High	5/19/2008	160,099	Hi	07/31/08	21,335
	Low	3/9/2009	107,894	Low	3/9/2009	66,530	Low	12/31/08	20,391
	Close	3/31/2009	122,641	Close	3/31/2009	77,762	Close	03/31/09	20,631

2010	Low	4/1/2009	124,925	Low	4/1/2009	78,971	Low	04/30/09	20,683
	High	11/16/2009	188,719	High	1/11/2010	128,321	Hi	03/31/10	21,109
	Close	3/31/2010	186,699	Close	3/31/2010	125,715	Close	03/31/10	21,109

2011	Low	5/26/2010	160,352	Low	5/25/2010	105,899	Low	06/30/10	21,141
	High	3/3/2011	210,765	High	3/4/2011	144,041	Hi	03/31/11	21,675
	Close	3/31/2011	209,834	Close	3/31/2011	142,824	Close	03/31/11	21,675

2012	High	5/2/2011	221,157	High	5/2/2011	150,751	Low	04/30/11	21,814
	Low	10/3/2011	163,123	Low	10/4/2011	109,616	Hi	03/31/12	22,249
	Close	3/31/2012	196,710	Close	3/31/2012	133,187	Close	03/31/12	22,249
[end mountain chart]

Average annual total return for fund’s lifetime: 11.2%4

$10,000 - Original investment

Year ended March 31	1985	3	1986	1987	1988	1989	1990	1991	1992

TOTAL VALUE
Dividends reinvested	$69		35	118	491	316	527	656	611

Value at year-end	$9,941		15,357	19,813	21,422	24,569	28,742	31,359	35,033

Total return	(0.6)%		54.5	29.0	8.1	14.7	17.0	9.1	11.7

Year ended March 31	1993		1994	1995	1996	1997	1998	1999	2000

TOTAL VALUE
Dividends reinvested	538		515	715	1,131	1,062	1,155	991	841

Value at year-end	37,728		47,638	47,974	57,494	66,627	80,601	87,198	134,560

Total return	7.7		26.3	0.7	19.8	15.9	21.0	8.2	54.3

Year ended March 31	2001		2002	2003	2004	2005	2006	2007	2008

TOTAL VALUE
Dividends reinvested	637		2,209	836	1,083	1,796	2,575	2,899	4,070

Value at year-end	96,853		94,302	72,463	113,848	127,604	166,207	193,850	206,256

Total return	(28.0)		(2.6)	(23.2)	57.1	12.1	30.3	16.6	6.4

Year ended March 31	2009		2010	2011	2012

TOTAL VALUE
Dividends reinvested	3,422		2,959	2,756	2,892

Value at year-end	122,641		186,699	209,834	196,710

Total return	(40.5)		52.2	12.4	(6.3)

The results shown are before taxes on fund distributions and sale of fund shares.

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3For the period April 16, 1984 (commencement of operations), through March 31, 1985.
4Includes reinvested dividends of $37,903 and reinvested capital gain distributions of $70,634.
5The index is unmanaged and, therefore, has no expenses.

6From April 16, 1984, through December 31, 1987, the MSCI EAFE Index was used because the MSCI All Country World ex USA Index did not yet exist. Since January 1, 1988, the MSCI All Country World ex USA Index has been used.

7Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Different routes to growth: in pursuit of global investment opportunities

Including companies based in Europe, Asia and elsewhere, EuroPacific Growth Fund’s portfolio is well-diversified with investments drawn from a wide range of industries. Here, several of the fund’s investment professionals discuss the compelling long-term growth stories behind some of these investments.

[Begin Photo Caption]
The oil services industry has experienced volatile conditions, but Italian pipeline company Saipem has a track record of winning strategically important projects, and has consistently grown its earnings.
[End Photo Caption]

[photo of a row of planes]
[photo of a construction worker at the end of a steel pipe]

In Abuja, Nigeria, preparations gather pace for the imminent opening of a new grocery store within a shopping mall that will serve the city’s growing middle class. Nearly 4,000 miles north, in the Baltic Sea, engineers use a 3,000-ton crane to carefully lower sections of a 760-mile pipeline that will carry natural gas from Russia to Germany along the seabed. In Austin, Texas, a South Korean company races to manufacturer components for the new iPad, 3 million of which were later sold within three days of its launch. In Denmark, a company announces that its innovative diabetes treatment will soon achieve “blockbuster” status, generating $1 billion of annual sales for the Danish firm.

What do these apparently disparate events from recent months have in common? For a start, they are all associated with established longer term global growth trends — the emergence of more affluent consumers in developing countries, increasing energy demand, the rising popularity of mobile computing and, tragically, the increase in the number of diabetics. The other commonality is that they represent growth stories for a number of companies that are among the fund’s investments: South African retailer Shoprite; Italian pipeline company Saipem; South Korean firm Samsung Electronics; and Danish pharmaceuticals firm Novo Nordisk.

“Many of the fund’s larger investments are in European companies with businesses that have continued to thrive despite the troubled European economic backdrop,” says London-based portfolio counselor Mark Denning. “Overall, the portfolio is well-diversified, with most of the fund’s investments in companies from Europe and Southeast Asia. We also invest in companies in select other countries, such as South Africa. Shoprite, for example, is one of our larger investments there. It has a track record of achieving strong sales growth, and is now expanding in Nigeria and other African countries.”

The focus of EuroPacific Growth Fund’s portfolio counselors and analysts is very much on companies — financially strong ones with compelling long-term growth prospects — rather than countries or regions. The fund’s investment professionals rely on thorough research to identify firms with sound management teams and sustainable competitive advantages. Oftentimes, these companies (as in the example of Shoprite) generate substantial portions of their revenues outside of their home country or region. So, for example, although European companies continue to account for the lion’s share of the fund’s investments (48.6% of the portfolio as of March 31, 2012), it’s important to note that, increasingly, their revenues are generated elsewhere. See “Where do European companies make their money?” on page 8.

We will now crisscross the globe — offering you, the fund’s investors, a closer look at some companies that, in our view, exemplify the kinds of attributes that the fund seeks in its investments.

Visiting a leading oil services company (in a shark suit)

During a research trip in September last year, Los Angeles-based analyst Jacinto Hernandez swapped his business suit for one made of chainmail and rubber. The reason? He was flying in a helicopter high above the Baltic Sea, on his way to an offshore rig where he would meet Saipem’s senior management and see its pioneering pipelaying technology in action. Anyone unlucky enough to find themselves in the frigid Baltic waters would generally have a survival time of about two minutes. Known as a shark suit, Jacinto’s protective clothing could have bought him an additional 10 minutes had the chopper encountered difficulty. Fortunately, his 30-minute flight from Sweden was hitch-free and he reached his destination. Called the Castoro Sei, Saipem’s huge vessel was busy laying two side-by-side, 760-mile-long pipelines — consisting of 48-inch-diameter steel pipes coated in a foot of concrete — that will carry natural gas from Russia to Germany. “The oil services industry has experienced volatile conditions over the past decade, but Saipem has consistently grown its earnings,” explains Jacinto. “Historically, its capabilities have been leading-edge, and the company is often considered the first choice, or even the only choice, for projects that are especially complex due to water depth, or sea conditions,” he adds. Importantly, Saipem has been successful in winning strategic projects that tend to be less vulnerable to cancellation or delay due to changes in oil prices or the economic backdrop.

Jacinto believes that the company’s decision to invest in next-generation technology two decades ago has been key to its profitability, as has been its determination to eschew potentially profitable contracts with an unfavorable balance of risk and reward. As global energy demand grows, Saipem is trying to stay ahead of the pack. “With many of its competitors finally closing the gap, Saipem is now, once again, investing heavily in the next generation of vessels. In my view, this should help sustain its leadership for the foreseeable future,” says Jacinto. As of late January, one unfinished vessel (the Castorone, which is under construction in Singapore) had already been booked for offshore projects worth billions of dollars. These include one gas export pipeline off the Gulf of Mexico in 2013, and another off the northern coast of Australia during the following year.

Selling enough beer to fill more than 13,000 Olympic-size swimming pools

Anheuser-Busch InBev — the fund’s ninth-largest holding as of March 31, 2012 — is another European company with a long-term growth story that stretches far beyond the continent’s borders. London-based analyst Juliette Amos says that a clear, well-executed, long-term strategic vision and financially savvy senior management are among the Belgium-based company’s main strengths. “The senior management has a track record of generating very high margins from the businesses they have run,” says Juliette. “Several years ago, our understanding of what they were trying to do — plus our analyses of the business, its competition and future demand — gave us confidence in their abilities to execute a growth strategy with great potential. And, in our view, this potential was not being reflected in its stock price.”

[Begin Sidebar]
Where do European companies make their money?

The proportion of total revenues that European companies derive from developed Europe has decreased dramatically — falling from about 71% in 1997 to just below 54% at the end of 2011. While the Americas region accounts for the next-largest proportion, the real growth engine has been developing markets in Latin America and Asia. Solid overall growth in developing markets means that they account for a higher percentage of European companies’ total revenues — rising from about 21% in 2007 to just over 29% in 2011.

Revenues: an increasingly global scope ...

[begin line chart]
	North America & Latin America	Middle East & Africa	Asia
2007	20.6%	3.3%	7.9%
2009	21.0	4.2	9.0
2011*	22.8	4.3	13.5
2012*	22.9	4.4	14.0
[end line chart]

... driven by developing markets

[begin bar chart]

	2007	2009	2011	*
Developing Asia	7%	8%	12%
Latin America	5	6	7
Middle East & Africa	3	4	4
Developing Europe	6	6	6
21	23	29
[end bar chart]

Source: Morgan Stanley Research. Figures based on company financial data and Morgan Stanley Research estimates for companies comprising the MSCI Europe Index. The MSCI Europe Index is a free float-adjusted market capitalization-weighted index that measures equity market results in the developed markets in Europe, consisting of more than 15 developed-market country indexes. Developing markets are defined as World ex Developed Europe, North America, Australasia and Japan.

*Data for 2011 and 2012 are year-end estimates.
[End Sidebar]

Over recent years, through mergers and acquisitions and then the eventual sale of most of its European assets, the company has refocused on the Americas and select developing markets, such as China. It’s important to note that execution of this strategy involved InBev’s purchase of Anheuser-Busch in 2009 — the largest ever cash-only consumer products company acquisition. This was no mean feat. The deal was completed during the financial crisis, at a time when financing was very difficult to come by. Since then, the company has rapidly reduced its debt, while increasing its margins, cash generation and dividend payout.

“It has a healthy balance sheet and is seeking to radically improve the efficiency of its North American operations. The company is also transforming its product portfolio mix there by shifting consumers from its sub-premium brands into its higher margin mainstream one: Budweiser,” explains Juliette. In 2011, global sales of the Budweiser brand alone increased 3.1% to reach 993 million gallons. The company’s total global sales of beer last year was 8.96 billion gallons — that’s enough beer to fill 13,560 Olympic-size swimming pools — with about 3% volume growth (equivalent to nearly 400 pools-worth of additional beer sales).

Juliette’s analyses suggest that most of the global beer economy’s growth over the next decade will come from the Americas. With about 50% market share in the U.S., and 70% in Brazil (another major market, where demographic trends indicate that beer consumption could rise significantly), the company could be a major beneficiary of the world’s growing thirst for beer.

A South Korean chip manufacturer … in Texas

In many ways, Samsung Electronics — the fund’s second-largest investment as of March 31, 2012 — exemplifies the fund’s commitment to thorough research and its long-term approach to investing. “The fund first began investing in Samsung Electronics in May 1997, when our research highlighted it as a well-run, competitive company with what we believed to be growth potential that was not widely appreciated,” says Mark.

Over recent years, Tokyo-based analyst Paul Li has tracked the company’s transformation from a business largely centered on memory microchips to one that now also boasts thriving divisions focused on logic microchips, smartphones and other consumer electronics. According to Paul, Apple’s historical reliance on Samsung’s components is indicative of the South Korean firm’s preeminence. “Although they are commercial rivals in smartphones, Samsung is one of Apple’s largest suppliers and Apple is one of Samsung’s largest customers.” Samsung’s A5 processor — the “brain” of the latest iPhones and iPads — is manufactured by Samsung in Austin, Texas.

In coming years, Samsung’s early investment in innovative organic LED display technology could, Paul believes, potentially become a new company growth engine. In the interim, it should continue to benefit from the rising popularity of smartphones — especially as their average price drops. “Once the $100 price point is reached, smartphones will become affordable to billions, rather than hundreds of millions, of people. I anticipate that global sales of these mobile devices — and therefore the Samsung displays and mobile processors that so many of them include — will rise dramatically,” Paul adds.

[Begin Sidebar]
EuroPacific Growth Fund’s portfolio counselors — a natural diversifier

The fund is primarily managed by 10 portfolio counselors, each of whom independently manages a portion of the fund’s assets, subject to the fund’s objectives and overall guidelines. A group of analysts also manages a portion of total assets. Different investment experiences and points of view naturally create a blend of approaches and styles. This can help reduce the volatility of fund returns — especially during difficult market environments — and has tended to deliver consistent results over longer time periods.

Portfolio counselors and years of investment experience (as of 3/31/12)

[Begin Photo Caption]
[photo of Stephen Bepler]
Stephen Bepler
46 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Mark Denning]
Mark Denning
30 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Rob Lovelace]
Rob Lovelace
27 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Carl Kawaja]
Carl Kawaja
25 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Nick Grace]
Nick Grace
22 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Jonathan Knowles]
Jonathan Knowles
20 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Andrew Suzman]
Andrew Suzman
19 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Sung Lee]
Sung Lee
18 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Jesper Lyckeus]
Jesper Lyckeus
17 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Chris Thomsen]
Chris Thomsen
14 years
[End Photo Caption]

[photo of  a cellphone in a persons' hand]
[Begin Pull Quote]
“Once the $100 price point is reached, smartphones will become affordable to billions, rather than hundreds of millions, of people.”
— Paul Li, investment analyst
[End Pull Quote]
[End Sidebar]

A food giant that’s growing almost everywhere

Innovation is, of course, not limited to technology companies. Food company Nestlé, the fund’s fifth-largest holding as of March 31, 2012, is a case in point. “Nestlé is unusual in that it is a very large firm that has maintained rapid growth over the last decade. Innovation has played a vital role,” explains Geneva-based analyst Georgios Damtsas. “It has grown its sales in developed and developing countries — even in Greece and other embattled European economies.”

In Europe, Georgios says that the Swiss company has successfully introduced a range of products over recent years, and offers two examples from its coffee business. “For more budget-conscious consumers, it introduced a three-in-one sachet that includes milk, sugar and coffee. This was originally an innovation that did well in emerging markets,” he explains. “At the other end of the price spectrum, its Nespresso product line — air-tight aluminum capsules of premium coffee selected from the top 1% of green coffee production — has been very successful. Sold only over the Internet, by telephone or in dedicated stores, Nespresso’s annual sales growth has exceeded 20%.”

In recent years, the company has sought to build on its long history of operating in developing countries with large acquisitions in China, and by bolstering manufacturing facilities elsewhere. “Changing lifestyles and demographics mean that appetite for its products in some developing markets is growing so fast that it has struggled to meet demand. To help secure its future growth, the company is building numerous factories in Asia and Africa,” adds Georgios.

A health care company tackles an epidemic

Sadly, there are downsides to the changing demographics and increased wealth in many developing countries. Rising affluence and urbanization are leading to more sedentary lifestyles, unhealthy diets and related diseases such as type-2 diabetes. The number of diabetics in China and India alone is expected to increase by tens of millions over the next couple of decades.

Novo Nordisk is a health care company that focuses on diabetes-related products, particularly insulin. As of March 31, 2012, it was the fund’s largest investment. “Novo Nordisk is the largest manufacturer of insulin, so demand for its main product looks set to expand as the diabetes epidemic continues to unfold over coming decades,” says San Francisco-based analyst Eric Keisman. Meanwhile, the company is looking to also tap other sources of growth. For example, it is conducting clinical trials to establish whether one of its newer diabetes drugs (Victoza) could be suitable for the treatment of obesity. In addition to controlling blood sugar, Victoza causes weight loss — dramatically so, in some patients. Novo Nordisk is trying to find out whether very obese patients, who are also at risk for developing diabetes, could benefit as well. “The trials examine whether the drug can induce weight loss safely in obese patients. It’s still in its early days, but there’s real potential for the sales growth of Victoza to accelerate.”

The Danish company has a significant presence in developing countries, and a substantial proportion of its growth comes from there, as well as from the U.S. So, just as has been the case with the different companies highlighted here, the drivers of Novo Nordisk’s growth are diversified, and supported by what appears to be a longer term trend.

“The global economy faces challenges — most notably, in Europe — and the fund’s portfolio counselors remain guarded about the near-term outlook,” cautions San Francisco-based portfolio counselor Carl Kawaja. “Still, with its well-diversified portfolio and our commitment to thorough company-specific research, we believe that the fund is well-positioned to deliver longer term growth to its investors. In our experience, turbulent markets often provide the best long-term investment opportunities.”■

Tapping global potential

1987	1988	1989	1990	1991
MSCI All	MSCI All	MSCI	MSCI	MSCI
Country World	Country World	USA Index	USA Index	USA Index
ex USA Index	ex USA Index
+25%* (black)	+28% (black)	+31% (red)	–2% (red)	+31% (red)
+4% (red)	+16% (red)	+12% (black)	–23% (black)	+14% (black)

1992	1993	1994	1995	1996
MSCI	MSCI All	MSCI All	MSCI	MSCI
USA Index	Country World	Country World	USA Index	USA Index
	ex USA Index	ex USA Index
+7% (red)	+35% (black)	+7% (black)	+38% (red)	+24% (red)
–11% (black)	+10% (red)	+2% (red)	+10% (black)	+7% (black)

1997	1998	1999	2000	2001
MSCI	MSCI	MSCI All	MSCI	MSCI
USA Index	USA Index	Country World	USA Index	USA Index
ex USA Index
+34% (red)	+31% (red)	+31% (black)	–13% (red)	–12% (red)
+2% (black)	+14% (black)	+22% (red)	–15% (black)	–19% (black)

2002	2003	2004	2005	2006
MSCI All	MSCI All	MSCI All	MSCI All	MSCI All
Country World	Country World	Country World	Country World	Country World
ex USA Index	ex USA Index	ex USA Index	ex USA Index	ex USA Index
–15% (black)	+41% (black)	+21% (black)	+17% (black)	+27% (black)
–23% (red)	+29% (red)	+11% (red)	+6% (red)	+15% (red)

2007	2008	2009	2010	2011
MSCI All	MSCI	MSCI All	MSCI	MSCI
Country World	USA Index	Country World	USA Index	USA Index
ex USA Index		ex USA Index
+17% (black)	–37% (red)	+42% (black)	+15% (red)	+2% (red)
+6% (red)	–45% (black)	+27% (red)	+12% (black)	–13% (black)

The table above compares total returns for the unmanaged MSCI All Country World ex USA Index (shown in black) and the MSCI USA Index (shown in red) over the past 25 calendar years.

*Inception date of the MSCI All Country World ex USA Index is December 31, 1987; data prior to that is based on the MSCI EAFE (Europe, Australasia, Far East) Index.

A world of opportunity

With more than half of the world’s investment opportunities located beyond our shores, an international focus gives U.S. investors access to growth potential that would otherwise be out of reach. As the chart shows, international stocks have outpaced their U.S. counterparts in 12 of the past 25 calendar years. Diversifying across U.S. and non-U.S. stock markets can also help investors mitigate fluctuations in the value of their investments.

Active management

Negotiating the unfamiliar terrain of international markets can be challenging. That is why so many people choose to invest overseas through professionally managed mutual funds. EuroPacific Growth Fund draws on the global research experience of its investment adviser, Capital Research and Management Company, to find attractive companies based chiefly in Europe and the Pacific Basin.

Summary investment portfolio                              March 31, 2012

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification (percent of net assets)
Financials	16.92%
Consumer discretionary	12.62
Consumer staples	10.69
Health care	10.19
Information technology	10.17
Other industries	32.28
Bonds & notes	0.10
Short-term securities & other assets less liabilities	7.03
[end pie chart]

Country diversification	(percent of net assets)
Euro zone*	22.6%
United Kingdom	10.7
Japan	9.6
Switzerland	7.3
China	5.8
South Korea	5.0
India	4.8
Canada	3.8
Denmark	3.5
Hong Kong	2.6
Taiwan	2.5
Sweden	2.3
Mexico	2.2
Other countries	10.3
Short-term securities & other assets less liabilities	7.0

* Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

			Percent
		Value	of net
Common stocks - 92.87%	Shares	(000)	assets

Financials - 16.92%
Prudential PLC	90,654,384	1,083,888	1.07
Major life insurance and pension provider with operations in the U.S., U.K. and Asia-Pacific region.
Housing Development Finance Corp. Ltd.	69,939,297	924,332	.91
Offers home loans and other financial services through a network of offices in India.
Deutsche Bank AG	16,980,552	844,845	.83
Provides corporate banking, investment banking and worldwide asset management.
Barclays PLC	206,233,323	776,020	.77
One of the largest retail and commercial banking groups in the U.K.
UniCredit SpA	127,901,060	640,705	.63
Operates one of the largest banking networks in Italy, with a significant presence in Eastern Europe.
Agricultural Bank of China, Class H	1,485,594,000	637,048	.63
One of the largest banks in China.
HDFC Bank Ltd.	56,659,394	578,160	.57
Provides financial services and a wide array of commercial, transactional and electronic banking products.
Other securities		11,646,809	11.51
		17,131,807	16.92

Consumer discretionary - 12.62%
Honda Motor Co., Ltd.	29,509,250	1,121,259	1.11
Develops, manufactures and sells automobiles, motorcycles and power equipment.
Volkswagen AG, nonvoting preferred	4,134,575	727,058	.72
Europe's largest automobile manufacturer. Its brands include Audi, Bentley, Bugatti and Lamborghini.
Kia Motors Corp.	9,601,717	627,940	.62
One of South Korea's leading automobile manufacturers.
Hyundai Motor Co.	3,005,890	618,130	.61
South Korea's leading automobile manufacturer.
Bayerische Motoren Werke AG	6,246,000	561,711	.56
One of the world's leading luxury car manufacturers (BMW).
Tata Motors Ltd.	99,854,955	539,505	.53
Automobile manufacturer based in India, with operations in the UK, South Korea, Thailand, Spain and South Africa.
Daimler AG	8,578,088	517,229
Daimler AG (New York registered)	125,000	7,564	.52
One of the world's largest automakers and heavy truck manufacturers.
Li & Fung Ltd.	226,130,000	518,912	.51
Major consumer products global sourcing and logistics service provider.
Other securities		7,534,701	7.44
		12,774,009	12.62

Consumer staples - 10.69%
Nestlé SA	27,091,200	1,704,642	1.68
Global packaged food and beverage company based in Switzerland.
British American Tobacco PLC	26,014,999	1,310,954	1.29
The world's second-largest tobacco company.
Anheuser-Busch InBev NV	17,544,623	1,281,812
Anheuser-Busch InBev NV, VVPR STRIPS (1)	10,093,238	40	1.27
One of the world's largest brewers.
Pernod Ricard SA	6,096,672	637,481	.63
Produces wine, spirits and nonalcoholic beverages.
Danone SA	8,502,168	593,048	.59
One of the world's largest food manufacturers and a leader in dairy products, bottled water and biscuits.
Other securities		5,290,837	5.23
		10,818,814	10.69

Health care - 10.19%
Novo Nordisk A/S, Class B	22,139,400	3,065,272	3.03
A global leader in drugs to treat diabetes.
Novartis AG	34,036,725	1,883,765	1.86
One of the world's largest pharmaceutical companies.
Bayer AG	19,450,425	1,368,130	1.35
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.
Teva Pharmaceutical Industries Ltd. (ADR)	24,512,300	1,104,524	1.09
The leading drug company in Israel, and one of the largest generic drug companies in the U.S.
Roche Holding AG	4,572,007	795,682	.79
A world leader in pharmaceuticals and diagnostic research.
CSL Ltd.	14,104,329	524,352	.52
Develops pharmaceuticals, including vaccines and products derived from human plasma.
Other securities		1,570,629	1.55
		10,312,354	10.19

Information technology - 10.17%
Samsung Electronics Co. Ltd.	2,049,475	2,306,236
Samsung Electronics Co. Ltd., nonvoting preferred	48,800	34,240	2.31
Korea's top electronics manufacturer and a global leader in semiconductor production.
Taiwan Semiconductor Manufacturing Co. Ltd.	408,265,136	1,174,396
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	5,822,723	88,971	1.25
One of the world's largest semiconductor manufacturers.
HTC Corp.	36,059,010	729,378	.72
Manufactures mobile computing and communications devices.
SAP AG	5,617,000	392,249
SAP AG (ADR)	2,625,000	183,278	.57
A leading developer of software for business applications. Also provides information technology services.
ASML Holding NV	11,330,222	566,365	.56
A leading supplier of lithography equipment used in manufacturing semiconductors.
Tencent Holdings Ltd.	19,585,000	546,273	.54
Major Internet service portal in China.
Murata Manufacturing Co., Ltd.	8,999,700	533,328	.53
Global supplier of passive electronic components used in data processing, consumer electronics and telecommunications.
Infineon Technologies AG	49,795,000	509,111	.50
Designs and manufactures semiconductors used in communications, automotive, computer and industrial electronics.
Other securities		3,227,077	3.19
		10,290,902	10.17

Industrials - 9.12%
Schneider Electric SA	12,570,156	821,308	.81
An international supplier of industrial electrical equipment and industrial automation equipment.
Ryanair Holdings PLC (ADR) (1)	17,233,200	625,220	.62
European discount airline serving Continental Europe, Ireland and the United Kingdom.
European Aeronautic Defence and Space Co. EADS NV	12,570,890	514,794	.51
Major European aerospace company focused on the manufacture of civil and military aircraft, space and propulsion systems, missiles and defense products.
Other securities		7,275,526	7.18
		9,236,848	9.12

Telecommunication services - 6.80%
América Móvil, SAB de CV, Series L (ADR)	73,597,402	1,827,424
América Móvil, SAB de CV, Series L	140,040,000	174,369	1.98
Latin America's largest integrated communications provider.
SOFTBANK CORP.	45,607,900	1,348,345	1.33
Internet and telecommunications conglomerate and distributor of digital media and software.
MTN Group Ltd.	36,324,200	639,355	.63
Major telecommunications provider serving Africa and the Middle East.
Other securities		2,895,746	2.86
		6,885,239	6.80

Materials - 6.43%
Syngenta AG	1,892,815	654,423	.65
One of the world's largest agrochemical companies. Develops seeds and crop protection products.
Linde AG	3,095,500	555,485	.55
Major industrial gas company headquartered in Germany.
Other securities		5,302,715	5.23
		6,512,623	6.43

Energy - 6.40%
BP PLC	123,652,164	914,839	.90
One of the world's largest oil companies.
Royal Dutch Shell PLC, Class B	12,402,000	436,315
Royal Dutch Shell PLC, Class B (ADR)	1,292,999	91,325	.52
A global group of energy and oil companies.
OAO Gazprom (ADR)	52,608,000	641,818	.63
The largest natural gas producer and transporter in Russia.
Canadian Natural Resources, Ltd.	17,172,600	569,178	.56
One of Canada's largest oil and natural gas producers.
Other securities		3,823,746	3.79
		6,477,221	6.40

Utilities - 1.97%
Other securities		1,990,988	1.97

MISCELLANEOUS - 1.56%
Other common stocks in initial period of acquisition		1,575,691	1.56

Total common stocks (cost: $69,736,900,000)		94,006,496	92.87

			Percent
	Principal	Value	of net
Bonds & notes - 0.10%	amount (000)	(000)	assets

Bonds & notes of U.S. government agencies - 0.10%
Freddie Mac 1.25% 2012	100,000	100,092	.10

Total bonds & notes (cost: $100,092,000)		100,092	.10

			Percent
	Principal	Value	of net
Short-term securities - 6.98%	amount (000)	(000)	assets

Fannie Mae 0.07%-0.23% due 4/17/2012-1/9/2013	2,120,550	2,119,027	2.10
Freddie Mac 0.065%-0.16% due 4/2-11/2/2012	1,862,968	1,862,143	1.84
Federal Home Loan Bank 0.08%-0.25% due 4/25/2012-2/4/2013	1,176,976	1,176,491	1.16
U.S. Treasury Bills 0.072%-0.185% due 4/19-8/23/2012	787,375	787,173	.78
Other securities		1,115,528	1.10
		7,060,362	6.98

Total short-term securities (cost: $7,060,382,000)		7,060,362	6.98

Total investment securities (cost: $76,897,374,000)		101,166,950	99.95
Other assets less liabilities		53,325	.05

Net assets		$101,220,275	100.00%

As permitted by U.S. Securities and Exchange Commission (SEC) regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $237,619,000, which represented .23% of the net assets of the fund. Some securities included in "Other securities" (with an aggregate value of $846,815,000, which represented .84% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's holdings in affiliated companies is included in "Other securities" under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended March 31, 2012, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 3/31/2012 (000)
UCB SA	11,918,602	-	-	11,918,602	$14,705	$514,230
Capita Group PLC (2)	31,129,005	-	2,041,000	29,088,005	10,434	-
Nexen Inc. (2)	-	21,080,000	-	21,080,000	2,648	-
Nexen Inc. (CAD Denominated) (2)	6,228,831	70,341	6,299,172	-	805	-
Nitto Denko Corp. (2)	6,910,700	2,230,600	1,445,600	7,695,700	10,687	-
Techtronic Industries Co. Ltd. (2)	86,710,000	-	42,895,000	43,815,000	1,116	-
					$40,395	$514,230

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Unaffiliated issuer at 3/31/2012.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at March 31, 2012	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $76,367,609)	$100,652,720
Affiliated issuer (cost: $529,765)	514,230	$101,166,950
Cash denominated in currencies other than U.S. dollars
(cost: $34,331)		34,344
Cash		1,476
Unrealized appreciation on open forward currency contracts		5,113
Receivables for:
Sales of investments	169,413
Sales of fund's shares	295,760
Dividends and interest	307,013	772,186
		101,980,069
Liabilities:
Unrealized depreciation on open forward currency contracts		7,870
Payables for:
Purchases of investments	398,829
Repurchases of fund's shares	262,364
Investment advisory services	36,355
Services provided by related parties	33,005
Trustees' deferred compensation	3,005
Non-U.S. taxes	16,622
Other	1,744	751,924
Net assets at March 31, 2012		$101,220,275

Net assets consist of:
Capital paid in on shares of beneficial interest		$91,274,493
Distributions in excess of net investment income		(66,008)
Accumulated net realized loss		(14,237,856)
Net unrealized appreciation		24,249,646
Net assets at March 31, 2012		$101,220,275

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (2,577,682 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$31,443,303	796,624	$39.47
Class B	464,265	11,844	39.20
Class C	2,110,704	54,727	38.57
Class F-1	7,398,522	188,415	39.27
Class F-2	5,958,453	151,079	39.44
Class 529-A	927,800	23,718	39.12
Class 529-B	52,189	1,352	38.61
Class 529-C	320,883	8,365	38.36
Class 529-E	49,961	1,287	38.82
Class 529-F-1	65,400	1,672	39.11
Class R-1	299,979	7,870	38.12
Class R-2	1,097,941	28,603	38.39
Class R-3	6,921,955	178,727	38.73
Class R-4	12,490,096	321,998	38.79
Class R-5	14,015,784	355,499	39.43
Class R-6	17,603,040	445,902	39.48

See Notes to Financial Statements

Statement of operations
for the year ended March 31, 2012	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $274,681;
also includes $40,395 from affiliates)	$2,494,987
Interest	14,019	$2,509,006

Fees and expenses*:
Investment advisory services	431,388
Distribution services	211,973
Transfer agent services	102,703
Administrative services	34,122
Reports to shareholders	3,675
Registration statement and prospectus	1,307
Trustees' compensation	318
Auditing and legal	234
Custodian	20,958
State and local taxes	888
Other	1,711	809,277
Net investment income		1,699,729

Net realized loss and unrealized depreciation
on investments, forward currency contracts and currency:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $484; also includes $47,146 net loss from affiliates)	(2,038,451)
Forward currency contracts	81,364
Currency transactions	(4,395)	(1,961,482)
Net unrealized depreciation on:
Investments (net of non-U.S. taxes of $16,622)	(7,055,840)
Forward currency contracts	(2,386)
Currency translations	(3,087)	(7,061,313)
Net realized loss and unrealized depreciation
on investments, forward currency contracts and currency		(9,022,795)
Net decrease in net assets resulting
from operations		$(7,323,066)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended March 31
	2012	2011
Operations:
Net investment income	$1,699,729	$1,416,826
Net realized (loss) gain on investments, forward currency contracts and currency transactions	(1,961,482)	1,659,466
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(7,061,313)	9,217,676
Net (decrease) increase in net assets resulting from operations	(7,323,066)	12,293,968

Dividends paid to shareholders from net investment income	(1,573,681)	(1,525,621)

Net capital share transactions	(3,145,194)	14,474

Total (decrease) increase in net assets	(12,041,941)	10,782,821

Net assets:
Beginning of year	113,262,216	102,479,395
End of year (including distributions in excess of
net investment income: $(66,008) and $(281,090), respectively)	$101,220,275	$113,262,216

See Notes to Financial Statements

Notes to financial statements

1.	Organization

EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing primarily in the securities of companies based in Europe and the Pacific Basin. Shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in 2012; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s  investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and asked prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described on the following page. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission (“SEC”) rules and guidance, to consider relevant principles and factors when making fair value determinations.  The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined.  Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure– The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair value process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of March 31, 2012 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Financials	$17,131,807	$-	$-	$17,131,807
Consumer discretionary	12,774,009	-	-	12,774,009
Consumer staples	10,690,329	128,485	-	10,818,814
Health care	10,312,354	-	-	10,312,354
Information technology	10,290,902	-	-	10,290,902
Industrials	9,236,848	-	-	9,236,848
Telecommunication services	6,885,239	-	-	6,885,239
Materials	6,403,489	109,134	-	6,512,623
Energy	6,477,221	-	-	6,477,221
Utilities	1,990,988	-	-	1,990,988
Miscellaneous	1,575,691	-	-	1,575,691
Bonds & notes	-	100,092	-	100,092
Short-term securities	-	7,060,362	-	7,060,362
Total	$93,768,877	$7,398,073	$-	$101,166,950

Forward currency contracts(*):	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	$-	$5,113	$-	$5,113
Unrealized depreciation on open forward currency contracts	-	(7,870)	-	(7,870)
Total	$-	$(2,757)	$-	$(2,757)

(*) Forward currency contracts are not included in the investment portfolio.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U. S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Investing in emerging and developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging countries and developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended March 31, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2008, by state tax authorities for tax years before 2007 and by tax authorities outside the U.S. for tax years before 2004.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended March 31, 2012, the fund reclassified $89,164,000 from accumulated net realized loss to distributions in excess of net investment income and $130,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after March 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$422,859
Capital loss carryforward*:
No expiration	$(1,783,203)
Expiring 2017	(3,126,924)
Expiring 2018	(8,747,831)	(13,657,958)
Gross unrealized appreciation on investment securities		26,181,596
Gross unrealized depreciation on investment securities		(2,980,537)
Net unrealized appreciation on investment securities		23,201,059
Cost of investment securities		77,965,891

*The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended March 31
Share class	2012	2011
Class A	$482,357	$538,555
Class B	2,919	4,373
Class C	14,483	18,719
Class F-1	111,637	120,161
Class F-2	103,428	88,151
Class 529-A	13,708	12,697
Class 529-B	286	416
Class 529-C	2,308	2,291
Class 529-E	611	580
Class 529-F-1	1,097	1,031
Class R-1	2,303	2,414
Class R-2	8,165	9,285
Class R-3	87,246	84,818
Class R-4	189,806	177,635
Class R-5	257,982	267,158
Class R-6	295,345	197,337
Total	$1,573,681	$1,525,621

6.	Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.397% on such assets in excess of $115 billion. For the year ended March 31, 2012, the investment advisory services fee was $431,388,000, which was equivalent to an annualized rate of 0.424% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, [ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of March 31, 2012, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a shareholder services agreement with AFS under which the fund compensates AFS for  transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

During the period April 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C, F, R and 529 shares through the fees paid by the fund to CRMC under the fund’s administrative services agreement with CRMC as described in the administrative services section on the following page; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement with AFS was modified to include Class C, F, R and 529 shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the year ended March 31, 2012, the total transfer agent services fee paid under these agreements was $102,703,000, of which $69,633,000 was paid by the fund to AFS and $33,070,000 was paid by the fund to CRMC through its administrative services agreement with the fund. Amounts paid to CRMC by the fund were then paid by CRMC to AFS and other third parties.

Administrative services – The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, R and 529 shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

During the period April 1, 2011, through December 31, 2011, the agreement applied only to Class C, F, R and 529 shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C, F, R and 529 shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the fund to CRMC.

For the year ended March 31, 2012, total fees paid to CRMC for performing administrative services were $34,122,000.

529 plan services – Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended March 31, 2012, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$79,676	$50,391	$768	Not applicable
Class B	5,705	751	Not applicable	Not applicable
Class C	23,623	2,939	1,024	Not applicable
Class F-1	19,234	8,588	3,711	Not applicable
Class F-2	Not applicable	5,141	2,772	Not applicable
Class 529-A	1,884	743	418	$907
Class 529-B	620	65	29	62
Class 529-C	3,204	305	148	322
Class 529-E	249	34	24	50
Class 529-F-1	-	53	30	65
Class R-1	2,977	339	148	Not applicable
Class R-2	8,670	4,278	576	Not applicable
Class R-3	35,088	9,597	3,544	Not applicable
Class R-4	31,043	12,558	6,176	Not applicable
Class R-5	Not applicable	6,875	7,331	Not applicable
Class R-6	Not applicable	46	7,423	Not applicable
Total class-specific expenses	$211,973	$102,703	$34,122	$1,406

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $318,000, shown on the accompanying financial statements, includes $432,000 in current fees (either paid in cash or deferred) and a net decrease of $114,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.
7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended March 31, 2012
Class A	$2,977,675	76,413	$467,362	13,292	$(8,334,408)	(213,809)	$(4,889,371)	(124,104)
Class B	9,334	237	2,869	82	(228,983)	(5,968)	(216,780)	(5,649)
Class C	151,841	3,934	13,945	405	(671,747)	(17,870)	(505,961)	(13,531)
Class F-1	1,734,322	44,909	109,727	3,137	(2,587,948)	(67,851)	(743,899)	(19,805)
Class F-2	1,927,103	48,796	85,272	2,429	(1,724,212)	(45,394)	288,163	5,831
Class 529-A	125,628	3,251	13,702	394	(117,430)	(3,073)	21,900	572
Class 529-B	1,223	31	286	9	(21,546)	(572)	(20,037)	(532)
Class 529-C	40,189	1,062	2,307	67	(49,915)	(1,335)	(7,419)	(206)
Class 529-E	7,062	184	611	18	(8,008)	(213)	(335)	(11)
Class 529-F-1	13,713	353	1,096	31	(14,615)	(384)	194	-
Class R-1	66,257	1,773	2,293	67	(73,592)	(1,963)	(5,042)	(123)
Class R-2	279,234	7,370	8,153	238	(435,387)	(11,523)	(148,000)	(3,915)
Class R-3	1,574,671	41,305	87,185	2,525	(1,944,965)	(50,998)	(283,109)	(7,168)
Class R-4	3,235,634	84,584	189,768	5,493	(3,646,406)	(95,339)	(221,004)	(5,262)
Class R-5	3,499,102	90,179	256,756	7,317	(4,976,672)	(129,345)	(1,220,814)	(31,849)
Class R-6	7,178,141	184,536	294,338	8,378	(2,666,159)	(68,771)	4,806,320	124,143
Total net increase
(decrease)	$22,821,129	588,917	$1,535,670	43,882	$(27,501,993)	(714,408)	$(3,145,194)	(81,609)

Year ended March 31, 2011
Class A	$4,005,760	101,815	$515,723	12,591	$(9,353,275)	(240,458)	$(4,831,792)	(126,052)
Class B	18,399	474	4,257	105	(277,341)	(7,251)	(254,685)	(6,672)
Class C	282,731	7,409	17,831	445	(623,657)	(16,547)	(323,095)	(8,693)
Class F-1	2,440,819	63,452	109,283	2,682	(3,157,395)	(81,743)	(607,293)	(15,609)
Class F-2	2,585,449	65,531	58,528	1,430	(1,018,855)	(26,020)	1,625,122	40,941
Class 529-A	141,835	3,629	12,693	312	(90,645)	(2,347)	63,883	1,594
Class 529-B	2,040	53	415	10	(22,876)	(603)	(20,421)	(540)
Class 529-C	50,481	1,318	2,290	58	(42,195)	(1,123)	10,576	253
Class 529-E	7,843	202	580	14	(5,079)	(132)	3,344	84
Class 529-F-1	15,949	405	1,031	26	(9,107)	(232)	7,873	199
Class R-1	89,610	2,384	2,399	60	(71,226)	(1,922)	20,783	522
Class R-2	349,781	9,185	9,275	233	(437,886)	(11,578)	(78,830)	(2,160)
Class R-3	2,006,663	52,221	84,751	2,106	(2,144,430)	(56,436)	(53,016)	(2,109)
Class R-4	4,113,590	106,364	177,506	4,407	(3,002,724)	(78,378)	1,288,372	32,393
Class R-5	3,883,229	99,542	266,087	6,504	(5,872,150)	(151,830)	(1,722,834)	(45,784)
Class R-6	6,296,062	160,431	196,630	4,801	(1,606,205)	(40,991)	4,886,487	124,241
Total net increase
(decrease)	$26,290,241	674,415	$1,459,279	35,784	$(27,735,046)	(717,591)	$14,474	(7,392)

* Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $23,110,965,000 and $25,644,855,000, respectively, during the year ended March 31, 2012.
9.	Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

As of March 31, 2012, the fund had open forward currency contracts to sell currencies, as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

						(amounts in thousands)
			Contract amount				Unrealized appreciation (depreciation) at 3/31/2012
	Settlement date	Counterparty	Receive	Deliver

Sales:
Australian dollars	4/4/2012	UBS AG	$120,064	$	A	112,000	4,116
Euros	4/5/2012	HSBC Bank	$227,710			€170,000	975
Euros	4/11/2012	UBS AG	$39,448			€29,560	22
Euros	4/19/2012	JPMorgan Chase	$85,428			€65,000	(1,270)
Euros	4/20/2012	JPMorgan Chase	$102,590			€78,000	(1,448)
Euros	4/26/2012	Citibank	$73,650			€55,900	(912)
Euros	4/26/2012	UBS AG	$231,827			€175,000	(1,598)
Euros	4/27/2012	JPMorgan Chase	$231,565			€175,000	(1,860)
Euros	4/30/2012	Citibank	$232,774			€175,000	(654)
Euros	4/30/2012	Barclays Bank PLC	$97,564			€73,183	(53)
Euros	5/9/2012	JPMorgan Chase	$99,990			€75,000	(56)
Euros	5/10/2012	UBS AG	$101,121			€75,819	(19)

							(2,757)

Financial highlights

		(Loss) income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(2)(3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers(3)		Ratio of net income to average net assets(3)
Class A:
Year ended 3/31/2012	$42.81	$.65	$(3.40)	$(2.75)	$(.59)	$-	$(.59)	$39.47	(6.25)%	$31,443	.84%		.84%		1.65%
Year ended 3/31/2011	38.62	.54	4.22	4.76	(.57)	-	(.57)	42.81	12.39	39,417	.82		.82		1.39
Year ended 3/31/2010	25.78	.51	12.95	13.46	(.62)	-	(.62)	38.62	52.23	40,426	.85		.85		1.45
Year ended 3/31/2009	46.83	.88	(19.76)	(18.88)	(.78)	(1.39)	(2.17)	25.78	(40.54)	28,192	.83		.80		2.40
Year ended 3/31/2008	47.92	.95	2.60	3.55	(1.01)	(3.63)	(4.64)	46.83	6.40	57,445	.79		.74		1.87
Class B:
Year ended 3/31/2012	42.39	.37	(3.34)	(2.97)	(.22)	-	(.22)	39.20	(6.95)	464	1.58		1.58		.96
Year ended 3/31/2011	38.21	.26	4.15	4.41	(.23)	-	(.23)	42.39	11.57	741	1.57		1.57		.69
Year ended 3/31/2010	25.52	.26	12.79	13.05	(.36)	-	(.36)	38.21	51.12	923	1.59		1.59		.77
Year ended 3/31/2009	46.14	.62	(19.44)	(18.82)	(.41)	(1.39)	(1.80)	25.52	(40.98)	765	1.57		1.54		1.70
Year ended 3/31/2008	47.31	.56	2.54	3.10	(.64)	(3.63)	(4.27)	46.14	5.60	1,775	1.52		1.48		1.12
Class C:
Year ended 3/31/2012	41.76	.34	(3.28)	(2.94)	(.25)	-	(.25)	38.57	(6.97)	2,111	1.62		1.62		.89
Year ended 3/31/2011	37.70	.23	4.10	4.33	(.27)	-	(.27)	41.76	11.51	2,851	1.61		1.61		.60
Year ended 3/31/2010	25.21	.22	12.65	12.87	(.38)	-	(.38)	37.70	51.06	2,901	1.63		1.63		.66
Year ended 3/31/2009	45.64	.58	(19.20)	(18.62)	(.42)	(1.39)	(1.81)	25.21	(41.00)	1,927	1.62		1.58		1.63
Year ended 3/31/2008	46.85	.53	2.53	3.06	(.64)	(3.63)	(4.27)	45.64	5.57	4,093	1.57		1.53		1.06
Class F-1:
Year ended 3/31/2012	42.59	.63	(3.37)	(2.74)	(.58)	-	(.58)	39.27	(6.25)	7,399	.86		.86		1.62
Year ended 3/31/2011	38.43	.52	4.20	4.72	(.56)	-	(.56)	42.59	12.36	8,868	.85		.85		1.35
Year ended 3/31/2010	25.66	.49	12.91	13.40	(.63)	-	(.63)	38.43	52.24	8,601	.86		.86		1.39
Year ended 3/31/2009	46.62	.87	(19.68)	(18.81)	(.76)	(1.39)	(2.15)	25.66	(40.55)	5,097	.84		.81		2.38
Year ended 3/31/2008	47.73	.92	2.60	3.52	(1.00)	(3.63)	(4.63)	46.62	6.38	10,328	.81		.77		1.81
Class F-2:
Year ended 3/31/2012	42.80	.73	(3.39)	(2.66)	(.70)	-	(.70)	39.44	(6.02)	5,958	.58		.58		1.86
Year ended 3/31/2011	38.62	.61	4.25	4.86	(.68)	-	(.68)	42.80	12.65	6,216	.59		.59		1.54
Year ended 3/31/2010	25.78	.47	13.10	13.57	(.73)	-	(.73)	38.62	52.65	4,028	.60		.60		1.31
Period from 8/1/2008 to 3/31/2009(4)	43.75	.29	(16.05)	(15.76)	(.82)	(1.39)	(2.21)	25.78	(36.26)	806	.63	(5)	.61	(5)	1.59	(5)
Class 529-A:
Year ended 3/31/2012	42.45	.61	(3.35)	(2.74)	(.59)	-	(.59)	39.12	(6.30)	928	.89		.89		1.56
Year ended 3/31/2011	38.31	.51	4.20	4.71	(.57)	-	(.57)	42.45	12.36	982	.87		.87		1.31
Year ended 3/31/2010	25.59	.48	12.86	13.34	(.62)	-	(.62)	38.31	52.14	826	.89		.89		1.37
Year ended 3/31/2009	46.53	.82	(19.59)	(18.77)	(.78)	(1.39)	(2.17)	25.59	(40.54)	497	.87		.83		2.30
Year ended 3/31/2008	47.66	.90	2.60	3.50	(1.00)	(3.63)	(4.63)	46.53	6.34	789	.83		.79		1.78
Class 529-B:
Year ended 3/31/2012	41.77	.32	(3.29)	(2.97)	(.19)	-	(.19)	38.61	(7.05)	52	1.70		1.70		.83
Year ended 3/31/2011	37.68	.21	4.09	4.30	(.21)	-	(.21)	41.77	11.43	79	1.68		1.68		.56
Year ended 3/31/2010	25.20	.20	12.63	12.83	(.35)	-	(.35)	37.68	50.94	91	1.71		1.71		.59
Year ended 3/31/2009	45.71	.53	(19.20)	(18.67)	(.45)	(1.39)	(1.84)	25.20	(41.03)	63	1.69		1.65		1.49
Year ended 3/31/2008	46.93	.48	2.53	3.01	(.60)	(3.63)	(4.23)	45.71	5.47	107	1.66		1.61		.97
Class 529-C:
Year ended 3/31/2012	41.60	.29	(3.26)	(2.97)	(.27)	-	(.27)	38.36	(7.05)	321	1.68		1.68		.77
Year ended 3/31/2011	37.58	.20	4.09	4.29	(.27)	-	(.27)	41.60	11.46	356	1.67		1.67		.52
Year ended 3/31/2010	25.14	.20	12.62	12.82	(.38)	-	(.38)	37.58	50.98	313	1.70		1.70		.57
Year ended 3/31/2009	45.63	.53	(19.17)	(18.64)	(.46)	(1.39)	(1.85)	25.14	(41.05)	191	1.68		1.65		1.49
Year ended 3/31/2008	46.87	.48	2.53	3.01	(.62)	(3.63)	(4.25)	45.63	5.47	317	1.65		1.61		.96
Class 529-E:
Year ended 3/31/2012	42.11	.50	(3.32)	(2.82)	(.47)	-	(.47)	38.82	(6.58)	50	1.16		1.16		1.29
Year ended 3/31/2011	38.02	.39	4.16	4.55	(.46)	-	(.46)	42.11	12.03	55	1.16		1.16		1.02
Year ended 3/31/2010	25.41	.37	12.77	13.14	(.53)	-	(.53)	38.02	51.73	46	1.19		1.19		1.08
Year ended 3/31/2009	46.17	.71	(19.42)	(18.71)	(.66)	(1.39)	(2.05)	25.41	(40.73)	28	1.17		1.14		2.00
Year ended 3/31/2008	47.34	.74	2.57	3.31	(.85)	(3.63)	(4.48)	46.17	6.00	45	1.14		1.10		1.47

Class 529-F-1:
Year ended 3/31/2012	$42.45	$.69	$(3.36)	$(2.67)	$(.67)	$-	$(.67)	$39.11	(6.09)%	$65	.68%		.68%		1.78%
Year ended 3/31/2011	38.30	.58	4.22	4.80	(.65)	-	(.65)	42.45	12.58	71	.66		.66		1.50
Year ended 3/31/2010	25.57	.55	12.86	13.41	(.68)	-	(.68)	38.30	52.47	56	.69		.69		1.58
Year ended 3/31/2009	46.54	.88	(19.60)	(18.72)	(.86)	(1.39)	(2.25)	25.57	(40.44)	33	.67		.64		2.48
Year ended 3/31/2008	47.65	.99	2.62	3.61	(1.09)	(3.63)	(4.72)	46.54	6.55	51	.64		.60		1.96
Class R-1:
Year ended 3/31/2012	41.34	.32	(3.24)	(2.92)	(.30)	-	(.30)	38.12	(6.98)	300	1.61		1.61		.85
Year ended 3/31/2011	37.36	.21	4.08	4.29	(.31)	-	(.31)	41.34	11.52	330	1.62		1.62		.57
Year ended 3/31/2010	25.01	.20	12.57	12.77	(.42)	-	(.42)	37.36	51.08	279	1.64		1.64		.59
Year ended 3/31/2009	45.45	.54	(19.09)	(18.55)	(.50)	(1.39)	(1.89)	25.01	(41.01)	143	1.61		1.57		1.55
Year ended 3/31/2008	46.71	.49	2.54	3.03	(.66)	(3.63)	(4.29)	45.45	5.52	190	1.61		1.57		.99
Class R-2:
Year ended 3/31/2012	41.60	.33	(3.26)	(2.93)	(.28)	-	(.28)	38.39	(7.00)	1,098	1.62		1.62		.87
Year ended 3/31/2011	37.56	.23	4.09	4.32	(.28)	-	(.28)	41.60	11.54	1,353	1.61		1.61		.60
Year ended 3/31/2010	25.13	.20	12.62	12.82	(.39)	-	(.39)	37.56	51.02	1,303	1.66		1.66		.60
Year ended 3/31/2009	45.62	.53	(19.17)	(18.64)	(.46)	(1.39)	(1.85)	25.13	(41.05)	784	1.68		1.64		1.51
Year ended 3/31/2008	46.84	.50	2.54	3.04	(.63)	(3.63)	(4.26)	45.62	5.51	1,296	1.61		1.57		1.01
Class R-3:
Year ended 3/31/2012	42.01	.51	(3.31)	(2.80)	(.48)	-	(.48)	38.73	(6.52)	6,922	1.14		1.14		1.32
Year ended 3/31/2011	37.93	.41	4.13	4.54	(.46)	-	(.46)	42.01	12.03	7,810	1.13		1.13		1.06
Year ended 3/31/2010	25.35	.38	12.75	13.13	(.55)	-	(.55)	37.93	51.80	7,131	1.15		1.15		1.10
Year ended 3/31/2009	46.04	.77	(19.41)	(18.64)	(.66)	(1.39)	(2.05)	25.35	(40.70)	4,139	1.11		1.08		2.14
Year ended 3/31/2008	47.20	.78	2.54	3.32	(.85)	(3.63)	(4.48)	46.04	6.05	7,639	1.11		1.07		1.55
Class R-4:
Year ended 3/31/2012	42.09	.62	(3.33)	(2.71)	(.59)	-	(.59)	38.79	(6.25)	12,490	.85		.85		1.61
Year ended 3/31/2011	38.00	.51	4.16	4.67	(.58)	-	(.58)	42.09	12.35	13,775	.85		.85		1.32
Year ended 3/31/2010	25.37	.50	12.76	13.26	(.63)	-	(.63)	38.00	52.21	11,204	.86		.86		1.43
Year ended 3/31/2009	46.17	.81	(19.43)	(18.62)	(.79)	(1.39)	(2.18)	25.37	(40.53)	7,290	.85		.82		2.29
Year ended 3/31/2008	47.31	.88	2.60	3.48	(.99)	(3.63)	(4.62)	46.17	6.32	10,970	.85		.81		1.75
Class R-5:
Year ended 3/31/2012	42.78	.76	(3.40)	(2.64)	(.71)	-	(.71)	39.43	(5.99)	14,016	.55		.55		1.93
Year ended 3/31/2011	38.59	.65	4.22	4.87	(.68)	-	(.68)	42.78	12.70	16,572	.55		.55		1.65
Year ended 3/31/2010	25.75	.63	12.93	13.56	(.72)	-	(.72)	38.59	52.70	16,716	.56		.56		1.80
Year ended 3/31/2009	46.86	.93	(19.74)	(18.81)	(.91)	(1.39)	(2.30)	25.75	(40.37)	13,529	.54		.51		2.60
Year ended 3/31/2008	47.94	1.05	2.63	3.68	(1.13)	(3.63)	(4.76)	46.86	6.64	19,731	.55		.50		2.05
Class R-6:
Year ended 3/31/2012	42.85	.73	(3.36)	(2.63)	(.74)	-	(.74)	39.48	(5.94)	17,603	.50		.50		1.88
Year ended 3/31/2011	38.65	.63	4.28	4.91	(.71)	-	(.71)	42.85	12.78	13,786	.50		.50		1.61
Period from 5/1/2009 to 3/31/2010(4)	28.64	.42	10.30	10.72	(.71)	-	(.71)	38.65	37.43	7,635	.52	(5)	.52	(5)	1.26	(5)

	Year ended March 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	24%	31%	26%	41%	38%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4)Based on operations for the period shown and, accordingly, is not representative of a full year.
(5)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the “Fund”), including the summary investment portfolio, as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EuroPacific Growth Fund as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
May 9, 2012

Expense example
     unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (October 1, 2011, through March 31, 2012).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10/1/2011	Ending account value 3/31/2012	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,173.48	$4.67	.86%
Class A -- assumed 5% return	1,000.00	1,020.70	4.34	.86
Class B -- actual return	1,000.00	1,169.10	8.68	1.60
Class B -- assumed 5% return	1,000.00	1,017.00	8.07	1.60
Class C -- actual return	1,000.00	1,169.10	8.78	1.62
Class C -- assumed 5% return	1,000.00	1,016.90	8.17	1.62
Class F-1 -- actual return	1,000.00	1,173.54	4.67	.86
Class F-1 -- assumed 5% return	1,000.00	1,020.70	4.34	.86
Class F-2 -- actual return	1,000.00	1,175.15	3.21	.59
Class F-2 -- assumed 5% return	1,000.00	1,022.05	2.98	.59
Class 529-A -- actual return	1,000.00	1,173.40	4.84	.89
Class 529-A -- assumed 5% return	1,000.00	1,020.55	4.50	.89
Class 529-B -- actual return	1,000.00	1,168.34	9.27	1.71
Class 529-B -- assumed 5% return	1,000.00	1,016.45	8.62	1.71
Class 529-C -- actual return	1,000.00	1,168.56	9.16	1.69
Class 529-C -- assumed 5% return	1,000.00	1,016.55	8.52	1.69
Class 529-E -- actual return	1,000.00	1,171.60	6.35	1.17
Class 529-E -- assumed 5% return	1,000.00	1,019.15	5.91	1.17
Class 529-F-1 -- actual return	1,000.00	1,174.36	3.75	.69
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.55	3.49	.69
Class R-1 -- actual return	1,000.00	1,169.14	8.79	1.62
Class R-1 -- assumed 5% return	1,000.00	1,016.90	8.17	1.62
Class R-2 -- actual return	1,000.00	1,168.86	8.78	1.62
Class R-2 -- assumed 5% return	1,000.00	1,016.90	8.17	1.62
Class R-3 -- actual return	1,000.00	1,171.89	6.14	1.13
Class R-3 -- assumed 5% return	1,000.00	1,019.35	5.70	1.13
Class R-4 -- actual return	1,000.00	1,173.63	4.62	.85
Class R-4 -- assumed 5% return	1,000.00	1,020.75	4.29	.85
Class R-5 -- actual return	1,000.00	1,174.99	2.99	.55
Class R-5 -- assumed 5% return	1,000.00	1,022.25	2.78	.55
Class R-6 -- actual return	1,000.00	1,175.44	2.72	.50
Class R-6 -- assumed 5% return	1,000.00	1,022.50	2.53	.50

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Tax information
              unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended March 31, 2012:

Foreign taxes	$0.11 per share
Foreign source income	$1.08 per share
Qualified dividend income	100%
U.S. government income that may be exempt from state taxation	$2,665,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2012. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2012:

			10 years/
	1 year	5 years	Life of class1
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–11.57%	–0.79%	6.99%
Not reflecting CDSC	–6.95	–0.45	6.99

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–7.89	–0.48	6.76
Not reflecting CDSC	–6.97	–0.48	6.76

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	–6.25	0.28	7.60

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	–6.02	—	0.82

Class 529-A shares4
Reflecting 5.75% maximum sales charge	–11.69	–0.93	6.95
Not reflecting maximum sales charge	–6.30	0.25	7.58

Class 529-B shares2,4
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–11.67	–0.90	6.84
Not reflecting CDSC	–7.05	–0.56	6.84

Class 529-C shares4
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–7.97	–0.55	6.68
Not reflecting CDSC	–7.05	–0.55	6.68

Class 529-E shares3,4	–6.58	–0.05	7.23

Class 529-F-1 shares3,4 — first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–6.09	0.46	10.20

1Applicable to Class F-2 and 529-F-1 shares only. All other share classes reflect 10-year results.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. See americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Elisabeth Allison, 65	1991	Senior Business Advisor, Harvard Medical School;
		former Partner, ANZI, Ltd. (transactional work
		specializing in joint ventures and strategic alliances)

Vanessa C.L. Chang, 59	2005	Director, EL & EL Investments (real estate)

Jaime Chico Pardo, 62	2011	Chairman of the Board and CEO, ENESA (private
		fund primarily operating and investing in the energy
		and health care sectors); former Co-Chairman, IDEAL
		(public company investing and operating infrastructure assets); former Vice Chairman of the Board and CEO, TELMEX (telecommunications)

Nicholas Donatiello, Jr., 51	2008	President and CEO, Odyssey Ventures, Inc.
		(business strategy and marketing consulting)

Robert A. Fox, 75	1984	Managing General Partner, Fox Investments LP;
		corporate director

Koichi Itoh, 71	1994	Chairman of the Board, Itoh Building Co., Ltd.
Chairman of the Board		(building management)
(Independent and
Non-Executive)

William H. Kling, 70	1987	President Emeritus, American Public Media

John G. McDonald, 75	1984	Stanford Investors Professor, Graduate School of
		Business, Stanford University

William I. Miller, 56	1992	President, The Wallace Foundation; Chairman of the
		Board, Irwin Management Company; former
		Chairman of the Board and CEO, Irwin Financial
		Corporation

Alessandro Ovi, 68	2002	Publisher and Editor, Technology Review; President,
		TechRev.srl; former Special Advisor to the Italian
		Prime Minister; former Special Advisor to the
		President of the European Commission

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Elisabeth Allison, 65	3	None

Vanessa C.L. Chang, 59	6	Edison International

Jaime Chico Pardo, 62	3	AT&T; Honeywell International; IDEAL

Nicholas Donatiello, Jr., 51	3	Dolby Laboratories, Inc.

Robert A. Fox, 75	9	None

Koichi Itoh, 71	6	None
Chairman of the Board
(Independent and
Non-Executive)

William H. Kling, 70	10	None

John G. McDonald, 75	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

William I. Miller, 56	3	Cummins, Inc.

Alessandro Ovi, 68	3	Guala Closures SpA; Landi Renzo SpA;
		ST Microelectronics SNV; Telecom Italia Media SpA

“Interested” trustees5
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Gina H. Despres, 70	1999	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.6

Carl M. Kawaja, 47	2003	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company;
		Director, Capital International, Inc.;6 Chairman of the
		Board, Capital International Asset Management
		(Canada), Inc.;6 Director, The Capital Group
		Companies, Inc.6

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

Gina H. Despres, 70	3	None
Vice Chairman of the Board

Carl M. Kawaja, 47	1	None
President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Other officers7
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Stephen E. Bepler, 69	1984	Senior Vice President — Capital Research Global
Executive Vice President		Investors, Capital Research Company6

Mark E. Denning, 54	1994	Senior Vice President — Capital Research Global
Executive Vice President		Investors, Capital Research Company;6 Director,
		Capital Research and Management Company

Sung Lee, 45	2003	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company;6 Director,
		The Capital Group Companies, Inc.6

Robert W. Lovelace, 49	1996	Executive Vice President and Director, Capital
Senior Vice President		Research and Management Company; Senior Vice
		President — Capital World Investors, Capital
		Research and Management Company; Director,
		The Capital Group Companies, Inc.6

Michael J. Thawley, 62	2008	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Senior Vice President
		and International Advisor, Capital Strategy
		Research, Inc.;6 former Australian Ambassador
		to the United States

Walter R. Burkley, 45	2012	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company

Michael J. Downer, 57	2004	Director, Senior Vice President and Secretary —
Vice President		Capital Research and Management Company;
		Director, American Funds Distributors, Inc.;6
		Chairman of the Board, Capital Bank and Trust
		Company6

Nicholas J. Grace, 46	2004	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company6

Jesper Lyckeus, 44	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Didier Rheme, 41	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Joerg Sponer, 40	2010	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company6

Vincent P. Corti, 55	1984	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Brian C. Janssen, 40	2010	Senior Manager — Fund Accounting, Capital
Treasurer		Research and Management Company

Tanya Schneider, 39	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Dori Laskin, 60	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Ari M. Vinocor, 37	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Portfolio Series,SM which is composed of 8 funds; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.
7All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete March 31, 2012, portfolio of EuroPacific Growth Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

EuroPacific Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of EuroPacific Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

1 As of 12/31/11.
2 Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3 Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage Fund®
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-916-0512P

Litho in USA AGD/Q/8055-S28694

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$100,000
2012	$107,000

b) Audit-Related Fees:
2011	$ 23,000
2012	$ 42,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$ 13,000
2012	$ 29,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2011	None
2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	$ 975,000
2012	$ 915,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$ 17,000
2012	$ 63,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$ 2,000
2012	$ 2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,506,000 for fiscal year 2011 and $1,589,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

EuroPacific Growth Fund®
Investment portfolio

March 31, 2012

Common stocks — 92.87%	Shares	Value (000)

FINANCIALS — 16.92%
Prudential PLC	90,654,384	$1,083,888
Housing Development Finance Corp. Ltd.	69,939,297	924,332
Deutsche Bank AG	16,980,552	844,845
Barclays PLC	206,233,323	776,020
UniCredit SpA	127,901,060	640,705
Agricultural Bank of China, Class H	1,485,594,000	637,048
HDFC Bank Ltd.	56,659,394	578,160
Ping An Insurance (Group) Co. of China, Ltd., Class H	63,730,000	481,737
Société Générale	16,391,896	480,196
ICICI Bank Ltd.	27,210,410	475,468
AXA SA	27,603,268	457,604
Toronto-Dominion Bank	5,190,000	440,509
Fairfax Financial Holdings Ltd.	711,291	286,358
Fairfax Financial Holdings Ltd. (CAD denominated)	325,000	131,176
AIA Group Ltd.	112,392,400	411,763
Sberbank of Russia (ADR)	30,698,375	402,251
Industrial and Commercial Bank of China Ltd., Class H	611,840,409	394,733
Bank of China Ltd., Class H	977,853,600	394,136
Hana Financial Holdings	10,138,000	382,060
Banco Bradesco SA, preferred nominative	21,565,243	376,738
Siam Commercial Bank PCL	79,914,000	371,723
Kotak Mahindra Bank Ltd.	31,467,137	336,846
Credit Suisse Group AG	11,810,871	336,650
Banco Santander, SA	43,363,380	333,701
Bank of Nova Scotia	5,835,200	326,905
Brookfield Asset Management Inc., Class A	10,352,000	326,813
Itaú Unibanco Holding SA, preferred nominative (ADR)	8,444,022	162,041
Itaú Unibanco Holding SA, preferred nominative	8,331,699	159,427
BNP Paribas SA	5,947,508	282,188
UBS AG1	19,194,295	268,979
Westfield Group	26,750,000	244,670
Bank of Ireland1	1,475,842,276	244,073
Ayala Land, Inc.	481,283,600	232,599
China Construction Bank Corp., Class H	278,270,000	215,003
Sampo Oyj, Class A	6,613,722	191,145
Royal Bank of Canada	2,612,504	151,415
Sino Land Co. Ltd.	94,608,336	151,070
DNB ASA	11,417,796	146,764
Banco Bilbao Vizcaya Argentaria, SA	17,885,507	142,336
Erste Bank der oesterreichischen Sparkassen AG	5,763,451	132,903
ING Groep NV, depository receipts1	15,524,880	129,347
Resona Holdings, Inc.	27,900,000	128,427
Royal Bank of Scotland Group PLC1	269,930,602	119,337
PT Bank Central Asia Tbk	133,720,000	116,990
Woori Finance Holdings Co., Ltd.	9,964,000	114,321
Mizuho Financial Group, Inc.	65,920,000	107,517
Daito Trust Construction Co., Ltd.	1,197,000	107,451
HSBC Holdings PLC (Hong Kong)	11,738,967	103,550
PartnerRe Holdings Ltd.	1,395,000	94,707
Samsung Card Co., Ltd.	2,711,988	94,425
Türkiye Garanti Bankasi AS	22,163,923	87,795
Banco Santander (Brasil) SA, units	7,946,600	73,134
Banco Santander (Brasil) SA, units (ADR)	1,554,600	14,256
CITIC Securities Co. Ltd., Class H1	41,948,000	84,268
China Taiping Insurance Holdings Co. Ltd.1	34,020,000	66,502
China Life Insurance Co. Ltd., Class H	20,360,000	52,830
Standard Chartered PLC	2,040,000	50,902
Chongqing Rural Commercial Bank Co., Ltd., Class H1	106,529,000	50,893
Lloyds Banking Group PLC1	87,359,895	46,957
Deutsche Börse AG	493,000	33,191
Shinhan Financial Group Co., Ltd.	848,040	32,745
China Pacific Insurance (Group) Co., Ltd., Class H	9,180,000	28,431
Svenska Handelsbanken AB, Class A	550,000	17,533
PT Bank Mandiri (Persero) Tbk, Series B	17,022,000	12,752
State Bank of India	159,609	6,568
		17,131,807

CONSUMER DISCRETIONARY — 12.62%
Honda Motor Co., Ltd.	29,509,250	1,121,259
Volkswagen AG, nonvoting preferred	4,134,575	727,058
Kia Motors Corp.	9,601,717	627,940
Hyundai Motor Co.	3,005,890	618,130
Bayerische Motoren Werke AG	6,246,000	561,711
Tata Motors Ltd.	99,854,955	539,505
Daimler AG	8,578,088	517,229
Daimler AG (New York registered)	125,000	7,564
Li & Fung Ltd.	226,130,000	518,912
Hyundai Mobis Co., Ltd.	1,888,000	477,395
H & M Hennes & Mauritz AB, Class B	12,281,000	444,402
adidas AG	5,658,000	441,747
Nikon Corp.	14,304,200	434,120
Naspers Ltd., Class N	7,350,000	412,964
Hero MotoCorp Ltd.	9,975,363	402,431
Toyota Motor Corp.	8,265,000	356,482
Nissan Motor Co., Ltd.	32,024,800	340,871
British Sky Broadcasting Group PLC	29,070,000	314,323
Sands China Ltd.	76,156,800	297,643
Swatch Group Ltd, non-registered shares	498,800	229,591
Swatch Group Ltd	588,601	47,306
Cie. Générale des Établissements Michelin, Class B	3,506,615	261,104
Industria de Diseño Textil, SA	2,578,000	246,937
PT Astra International Tbk	26,543,500	214,664
Burberry Group PLC	8,922,000	213,633
WPP PLC	13,768,000	188,177
Shangri-La Asia Ltd.	81,690,000	178,622
Rakuten, Inc.	168,361	176,355
LVMH Moët Hennessey-Louis Vuitton SA	980,000	168,410
Yamada Denki Co., Ltd.	2,692,150	168,158
Ctrip.com International, Ltd. (ADR)1	6,807,000	147,304
Renault SA	2,793,065	147,235
Belle International Holdings Ltd.	81,200,000	145,763
Nokian Renkaat Oyj	2,920,022	142,303
Intercontinental Hotels Group PLC	4,945,000	114,925
Truworths International Ltd.	10,700,000	112,649
JCDecaux SA1	3,528,700	107,820
Fiat SpA	16,530,000	97,179
Suzuki Motor Corp.	3,946,333	94,260
Isuzu Motors Ltd.	14,500,000	84,964
Carnival PLC	2,500,000	79,895
SES SA, Class A (FDR)	2,988,363	74,152
Techtronic Industries Co. Ltd.	43,815,000	59,243
Dongfeng Motor Group Co., Ltd., Class H	26,200,000	47,302
Kingfisher PLC	9,259,650	45,425
Whitbread PLC	642,382	18,947
		12,774,009

CONSUMER STAPLES — 10.69%
Nestlé SA	27,091,200	1,704,642
British American Tobacco PLC	26,014,999	1,310,954
Anheuser-Busch InBev NV	17,544,623	1,281,812
Anheuser-Busch InBev NV, VVPR STRIPS1	10,093,238	40
Pernod Ricard SA	6,096,672	637,481
Danone SA	8,502,168	593,048
L’Oréal SA	3,065,000	378,080
L’Oréal SA, bonus shares2	1,041,600	128,485
Shoprite Holdings Ltd.	25,335,000	453,460
Associated British Foods PLC	19,280,000	376,228
Koninklijke Ahold NV	24,513,000	339,680
Unilever NV, depository receipts	9,417,000	320,454
SABMiller PLC	7,886,000	316,540
Hengan International Group Co. Ltd.	27,734,000	280,356
OJSC Magnit (GDR)	9,433,586	274,895
China Resources Enterprise, Ltd.	76,826,000	268,105
Asahi Group Holdings, Ltd.	10,716,700	237,329
Wal-Mart de México, SAB de CV, Series V	65,671,436	221,030
Wilmar International Ltd.	54,938,000	214,149
Japan Tobacco Inc.	33,500	188,607
Coca-Cola Amatil Ltd.	12,428,216	160,536
ITC Ltd.	33,862,622	150,818
Diageo PLC	5,500,000	132,179
Cia. de Bebidas das Américas – AmBev, preferred nominative (ADR)	3,165,000	130,778
China Yurun Food Group Ltd.	88,145,000	125,313
Carlsberg A/S, Class B	1,360,301	112,393
Coca-Cola Hellenic Bottling Co. SA	5,700,000	109,090
Tingyi (Cayman Islands) Holding Corp.	36,089,000	104,332
Woolworths Ltd.	3,350,626	90,170
Unilever PLC	2,526,750	83,417
Olam International Ltd.	25,475,000	47,827
Wesfarmers Ltd.	1,498,120	46,586
		10,818,814

HEALTH CARE — 10.19%
Novo Nordisk A/S, Class B	22,139,400	3,065,272
Novartis AG	34,036,725	1,883,765
Bayer AG	19,450,425	1,368,130
Teva Pharmaceutical Industries Ltd. (ADR)	24,512,300	1,104,524
Roche Holding AG	4,572,007	795,682
CSL Ltd.	14,104,329	524,352
UCB SA3	11,918,602	514,230
Sonova Holding AG	2,660,000	295,556
William Demant Holding A/S1	1,625,226	151,469
Grifols, SA, Class A1	6,050,000	129,102
Sinopharm Group Co. Ltd., Class H	47,029,800	131,419
Merck KGaA	1,098,724	121,596
Terumo Corp.	2,175,000	103,928
Essilor International	1,002,000	89,310
Fresenius Medical Care AG & Co. KGaA	480,000	34,019
		10,312,354

INFORMATION TECHNOLOGY — 10.17%
Samsung Electronics Co. Ltd.	2,049,475	2,306,236
Samsung Electronics Co. Ltd., nonvoting preferred	48,800	34,240
Taiwan Semiconductor Manufacturing Co. Ltd.	408,265,136	1,174,396
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	5,822,723	88,971
HTC Corp.	36,059,010	729,378
SAP AG	5,617,000	392,249
SAP AG (ADR)	2,625,000	183,278
ASML Holding NV	11,330,222	566,365
Tencent Holdings Ltd.	19,585,000	546,273
Murata Manufacturing Co., Ltd.	8,999,700	533,328
Infineon Technologies AG	49,795,000	509,111
Canon, Inc.	9,212,500	435,192
Nintendo Co., Ltd.	2,437,700	366,671
NetEase.com, Inc. (ADR)1	5,852,400	340,024
Quanta Computer Inc.	99,894,000	261,628
Arm Holdings PLC	26,970,000	255,380
HOYA Corp.	10,860,000	243,914
Nokia Corp.	40,800,000	222,122
Baidu, Inc., Class A (ADR)1	1,280,000	186,586
Hirose Electric Co., Ltd.	1,242,300	130,429
Hon Hai Precision Industry Co., Ltd.	26,127,120	101,359
Hexagon AB, Class B	5,117,258	99,316
DeNA Co., Ltd.	3,250,000	90,036
ZTE Corp., Class H	31,460,000	84,671
MediaTek Inc.	7,686,539	73,572
Ibiden Co., Ltd.	2,695,200	68,935
Nippon Electric Glass Co., Ltd.	6,750,000	58,635
STMicroelectronics NV	6,659,948	54,422
Delta Electronics, Inc.	14,278,563	41,847
TDK Corp.	700,000	39,664
Keyence Corp.	159,500	37,500
Rohm Co., Ltd.	712,700	35,174
		10,290,902

INDUSTRIALS — 9.12%
Schneider Electric SA	12,570,156	821,308
Atlas Copco AB, Class A	17,000,330	411,402
Atlas Copco AB, Class B	11,560,000	249,170
Ryanair Holdings PLC (ADR)1	17,233,200	625,220
European Aeronautic Defence and Space Co. EADS NV	12,570,890	514,794
Siemens AG	4,912,000	495,200
Komatsu Ltd.	14,414,600	410,826
Legrand SA	10,137,000	373,009
Kubota Corp.	36,195,000	347,650
Capita Group PLC	29,088,005	340,805
Experian PLC	20,861,000	325,163
ASSA ABLOY AB, Class B	8,878,000	278,855
Beijing Enterprises Holdings Ltd.	44,996,000	274,360
AB Volvo, Class B	18,000,000	262,281
Weir Group PLC	8,789,000	247,983
Geberit AG	1,055,000	220,770
FANUC CORP.	1,151,000	204,140
Jardine Matheson Holdings Ltd.	4,049,200	202,460
Meggitt PLC	29,391,547	189,881
Marubeni Corp.	25,800,000	186,089
Bureau Veritas SA	1,807,181	159,076
KONE Oyj, Class B	2,751,000	153,254
Aggreko PLC	3,786,843	136,284
Hutchison Port Holdings Trust4	163,573,000	125,133
Vallourec SA	1,944,000	123,154
ABB Ltd	5,600,000	114,891
Wolseley PLC	3,012,485	114,872
SMC Corp.	715,700	113,793
Qantas Airways Ltd.1	60,015,070	110,967
Alstom SA	2,738,000	106,848
ITOCHU Corp.	9,500,000	103,643
BAE Systems PLC	20,967,468	100,579
Nabtesco Corp.	4,500,000	92,316
International Consolidated Airlines Group, SA (CDI) (GBP denominated)1	30,070,400	86,047
SGS SA	38,834	75,543
Serco Group PLC	8,330,000	72,282
Fiat Industrial SpA1	6,700,000	71,486
Adani Enterprises Ltd.	11,882,694	71,105
A.P. Moller-Maersk A/S, Class B	9,054	69,907
Makita Corp.	1,429,200	57,327
Brambles Ltd.	7,721,872	56,791
China Merchants Holdings (International) Co., Ltd.	14,689,347	49,182
Air France1	8,160,720	46,366
Kühne + Nagel International AG	330,000	44,636
		9,236,848

TELECOMMUNICATION SERVICES — 6.80%
América Móvil, SAB de CV, Series L (ADR)	73,597,402	1,827,424
América Móvil, SAB de CV, Series L	140,040,000	174,369
SOFTBANK CORP.	45,607,900	1,348,345
MTN Group Ltd.	36,324,200	639,355
Koninklijke KPN NV	42,582,000	468,417
OJSC Mobile TeleSystems (ADR)	23,149,100	424,555
Vodafone Group PLC	139,344,919	383,803
TeliaSonera AB	38,435,700	268,059
China Telecom Corp. Ltd., Class H	420,844,000	233,033
Telefónica, SA	13,214,000	216,505
Advanced Info Service PCL	30,643,300	182,767
Bharti Airtel Ltd.	19,740,000	130,928
Portugal Telecom, SGPS, SA	23,045,000	125,369
Axiata Group Bhd.	69,481,000	117,937
Millicom International Cellular SA (SDR)	940,000	106,563
Iliad SA	657,500	90,585
Telekomunikacja Polska SA	15,001,227	82,470
Turkcell Iletisim Hizmetleri AS1	12,655,000	64,755
		6,885,239

MATERIALS — 6.43%
Syngenta AG	1,892,815	654,423
Linde AG	3,095,500	555,485
Holcim Ltd	6,474,544	422,456
BASF SE	3,610,000	315,793
Nitto Denko Corp.	7,695,700	310,078
PT Semen Gresik (Persero) Tbk	216,182,000	289,614
CRH PLC	12,980,600	264,877
Amcor Ltd.	33,954,916	261,681
POSCO	775,000	259,918
UltraTech Cement Ltd.	8,716,557	259,136
Orica Ltd.	7,718,819	223,635
Potash Corp. of Saskatchewan Inc.	4,670,000	213,372
Shin-Etsu Chemical Co., Ltd.	3,610,000	208,479
ArcelorMittal	10,572,736	202,065
Impala Platinum Holdings Ltd.	10,240,488	201,713
Chr. Hansen Holding A/S	6,901,000	178,601
First Quantum Minerals Ltd.	8,490,500	161,902
Vedanta Resources PLC	8,052,097	158,158
L’Air Liquide SA, bonus shares2	818,610	109,134
L’Air Liquide SA, non-registered shares	236,456	31,524
Svenska Cellulosa AB SCA, Class B	7,306,260	126,560
K+S AG	2,213,000	115,772
JFE Holdings, Inc.	5,164,000	110,929
Akzo Nobel NV	1,790,000	105,687
Vale SA, ordinary nominative (ADR)	4,000,000	93,320
BHP Billiton PLC	3,000,000	91,531
Koninklijke DSM NV	1,515,979	87,718
Anhui Conch Cement Co. Ltd., Class H	25,010,000	79,228
Jindal Steel & Power Ltd.	6,900,000	73,835
Barrick Gold Corp.	1,570,000	68,264
Rio Tinto PLC	1,200,000	66,143
Titan Cement Co. SA	3,521,000	65,039
Grasim Industries Ltd.	1,173,238	60,500
Formosa Chemicals & Fibre Corp.	17,970,000	52,483
Givaudan SA	34,832	33,570
		6,512,623

ENERGY — 6.40%
BP PLC	123,652,164	914,839
Royal Dutch Shell PLC, Class B	12,402,000	436,315
Royal Dutch Shell PLC, Class A	3,195,000	111,856
Royal Dutch Shell PLC, Class B (ADR)	1,292,999	91,325
Royal Dutch Shell PLC, Class A (ADR)	1,000,000	70,130
OAO Gazprom (ADR)	52,608,000	641,818
Canadian Natural Resources, Ltd.	17,172,600	569,178
INPEX CORP.	70,250	474,444
Nexen Inc.	21,080,000	386,818
Saipem SpA, Class S	6,731,566	347,714
TOTAL SA	5,730,000	292,234
Crescent Point Energy Corp.	6,205,000	267,124
Transocean Ltd.	4,554,961	249,156
Cenovus Energy Inc.	6,517,498	234,576
Cairn India Ltd.1	31,450,000	206,127
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	7,614,000	202,228
China National Offshore Oil Corp.	78,800,100	161,953
Oil Search Ltd.	19,000,000	137,177
KunLun Energy Co. Ltd.	75,622,000	136,334
Suncor Energy Inc.	2,944,000	96,190
Reliance Industries Ltd.	6,455,000	95,105
BG Group PLC	3,950,000	91,485
SeaDrill Ltd.	2,249,343	84,290
PTT PCL	5,600,000	64,259
Essar Energy PLC1	24,995,900	62,090
Eni SpA	2,236,000	52,456
		6,477,221

UTILITIES — 1.97%
International Power PLC	67,681,946	438,442
Power Assets Holdings Ltd.	43,010,000	315,698
National Grid PLC	30,990,000	312,529
Power Grid Corp. of India Ltd.	144,130,336	305,971
Hong Kong and China Gas Co. Ltd.	107,928,672	276,578
GDF SUEZ	7,031,186	181,642
E.ON AG	3,000,000	71,860
SSE PLC	2,125,000	45,172
CEZ, a s	817,000	35,101
SUEZ Environnement Co.	521,250	7,995
		1,990,988

MISCELLANEOUS — 1.56%
Other common stocks in initial period of acquisition		1,575,691

Total common stocks (cost: $69,736,900,000)		94,006,496

	Principal amount
Bonds & notes — 0.10%	(000)

BONDS & NOTES OF U.S. GOVERNMENT AGENCIES — 0.10%
Freddie Mac 1.25% 2012	$100,000	100,092

Total bonds & notes (cost: $100,092,000)		100,092

Short-term securities — 6.98%

Fannie Mae 0.07%–0.23% due 4/17/2012–1/9/2013	2,120,550	2,119,027
Freddie Mac 0.065%–0.16% due 4/2–11/2/2012	1,862,968	1,862,143
Federal Home Loan Bank 0.08%–0.25% due 4/25/2012–2/4/2013	1,176,976	1,176,491
U.S. Treasury Bills 0.072%–0.185% due 4/19–8/23/2012	787,375	787,173
Federal Farm Credit Banks 0.16%–0.26% due 4/4/2012–1/15/2013	240,000	239,870
Straight-A Funding LLC 0.15%–0.19% due 4/4–5/8/20124	163,300	163,289
Toronto-Dominion Holdings USA Inc. 0.13%–0.21% due 5/1–5/11/20124	135,000	134,981
Chariot Funding, LLC 0.25% due 6/7/20124	50,000	49,985
Jupiter Securitization Co., LLC 0.19% due 5/21/20124	50,000	49,981
Barclays U.S. Funding Corp. 0.10% due 4/2/2012	63,800	63,799
Pfizer Inc 0.10% due 4/19/20124	50,000	49,997
International Bank for Reconstruction and Development 0.10% due 5/18/2012	50,000	49,994
BHP Billiton Finance (USA) Limited 0.15% due 4/17/20124	50,000	49,991
Commonwealth Bank of Australia 0.19% due 6/5/20124	50,000	49,987
Private Export Funding Corp. 0.15% due 5/16/20124	50,000	49,984
Novartis Securities Investment Ltd. 0.11% due 4/12/20124	40,000	39,999
Variable Funding Capital Company LLC 0.12% due 4/10/20124	25,000	24,999
Svenska Handelsbanken Inc. 0.27% due 5/1/20124	25,000	24,995
Province of Ontario 0.14% due 5/15/2012	25,000	24,990
Coca-Cola Co. 0.15% due 6/5/20124	19,200	19,196
Bank of Nova Scotia 0.335% due 7/10/2012	15,200	15,193
Emerson Electric Co. 0.13% due 5/29/20124	14,300	14,298

Total short-term securities (cost: $7,060,382,000)		7,060,362

Total investment securities (cost: $76,897,374,000)		101,166,950
Other assets less liabilities		53,325

Net assets		$101,220,275

As permitted by U.S. Securities and Exchange Commission (SEC) regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $237,619,000, which represented .23% of the net assets of the fund.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $846,815,000, which represented .84% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
CDI = CREST Depository Interest
FDR = Fiduciary Depositary Receipts
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts
CAD = Canadian dollars
GBP = British pounds

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFP-916-0512O-S29454

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
EuroPacific Growth Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of EuroPacific Growth Fund (the “Fund”) as of March 31, 2012, and for the year then ended and have issued our report thereon dated May 9, 2012, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of March 31, 2012, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
May 9, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EUROPACIFIC GROWTH FUND

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: May 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: May 31, 2012

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: May 31, 2012